                                                                     Exhibit 4.1

                            ENERGY WEST, INCORPORATED

                                       and

                        COMPUTERSHARE TRUST COMPANY, INC.

                                  Rights Agent

                        PREFERRED STOCK RIGHTS AGREEMENT

                            DATED AS OF JUNE 3, 2004

Section 6.  Transfer, Split Up, Combination and Exchange of
Rights Certificates; Mutilated, Destroyed, Lost or Stolen

Section 11.  Adjustment of Exercise Price, Number of Shares or
Number of Rights..............................................................14

Section 12.  Certificate of Adjusted Exercise Price or Number of
Shares........................................................................20

Section 13.  Consolidation, Merger or Sale or Transfer of Assets

Section 19.  Merger or Consolidation or Change of Name of
Rights Agent..................................................................27

Section 20.  Duties of Rights Agent...........................................27

                                      -i-

Section 29.  Determinations and Actions by the Board of

EXHIBITS

Exhibit A       Terms of Series A Participating Preferred Stock

Exhibit B       Form of Rights Certificate

Exhibit C       Summary of Rights

                                      -ii-

                        PREFERRED STOCK RIGHTS AGREEMENT

     This Preferred Stock Rights Agreement is dated as of June 3, 2004,  between
Energy West,  Incorporated,  a Montana public utility,  and Computershare  Trust
Company, Inc.

     On June 3, 2004 (the  "Rights  Dividend  Declaration  Date"),  the Board of
Directors of the Company  authorized  and  declared a dividend of one  Preferred
Share Purchase Right (a "Right") for each Common Share (as hereinafter  defined)
of the Company outstanding as of the Close of Business (as hereinafter  defined)
on June 3,  2004 (the  "Record  Date"),  each  Right  representing  the right to purchase  one  one-thousandth  (0.001)  of a share  of  Series  A  Participating
Preferred  Stock (as such number may be adjusted  pursuant to the  provisions of this  Agreement),  having the rights,  preferences  and  privileges set forth in
Exhibit A, upon the terms and subject to the  conditions  herein set forth,  and further authorized and directed the issuance of one Right (as such number may be adjusted  pursuant to the  provisions  of this  Agreement)  with respect to each
Common  Share that shall  become  outstanding  between  the Record  Date and the earlier  of the  Distribution  Date and the  Expiration  Date (as such terms are hereinafter defined), and in certain circumstances after the Distribution Date.

     NOW, THEREFORE,  in consideration of the promises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section  1.  Certain  Definitions.  For  purposes  of this  Agreement,  the following terms have the meanings indicated:

          (a) "Acquiring Person" shall mean any Person,  who or which,  together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding,  but shall not include the
Company,  any  Subsidiary  of the Company or any  employee  benefit  plan of the
Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.  Notwithstanding  the  foregoing:
(i) no  Person  shall be deemed to be an  Acquiring  Person as the  result of an acquisition  of Common  Shares by the Company  that,  by reducing  the number of shares  outstanding,  increases the proportionate  number of shares beneficially owned by such  Person to 15% or more of the Common  Shares of the  Company  then outstanding;  provided,  however,  that if a Person shall become the  Beneficial
Owner of 15% or more of the Common  Shares of the Company  then  outstanding  by reason of share  purchases by the Company and shall,  after such share purchases by the Company,  become the Beneficial Owner of any additional  Common Shares of the Company (other than pursuant to a dividend or  distribution  paid or made by the Company on the  outstanding  Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding  Common Shares),  then such Person shall be deemed to be an Acquiring Person unless upon becoming the Beneficial Owner of such additional  Common Shares of the Company such Person does not  beneficially own 15% or more of the Common  Shares of the Company then  outstanding;  (ii) if the  Company's  Board of  Directors  determines  in good faith that a Person who would otherwise be an "Acquiring  Person," as defined  pursuant to the foregoing provisions  of this  paragraph  (a), has become such  inadvertently  (including, without  limitation,  because (A) such Person was unaware  that it  beneficially owned a percentage of the

Common  Shares  that  would  otherwise  cause  such  Person to be an  "Acquiring
Person," as defined pursuant to the foregoing  provisions of this paragraph (a), or (B) such Person was aware of the extent of the Common Shares it  beneficially owned  but had no  actual  knowledge  of the  consequences  of  such  beneficial ownership  under this  Agreement)  and  without  any  intention  of  changing or influencing  control of the Company,  and if such Person  divested or divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring  Person," as defined  pursuant to the foregoing provisions of this  paragraph (a), then such Person shall not be deemed to be or to have  become  an  "Acquiring  Person"  for  any  purposes  of this  Agreement including, without limitation Section 1(hh) hereof; and (iii) if, as of the date and time that this Agreement was authorized by the Company's Board of Directors, any  Person  is the  Beneficial  Owner  of  15% or  more  of the  Common  Shares outstanding,  such  Person  shall  not be or become an  "Acquiring  Person,"  as defined  pursuant to the foregoing  provisions of this paragraph (a), unless and until such time as such Person shall become the  Beneficial  Owner of additional
Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the  outstanding  Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding  Common Shares),  unless,  upon becoming the Beneficial Owner of such additional  Common Shares,  such Person is not then the Beneficial Owner of 15% or more of the Common Shares then outstanding.

          (b) "Adjustment  Fraction" shall have the meaning set forth in Section
11(a)(i) hereof.

          (c)  "Affiliate" and  "Associate"  shall have the respective  meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations  under the Exchange Act, as in effect on the date of this Agreement.

          (d) A Person  shall be deemed the  "Beneficial  Owner" of and shall be deemed to "Beneficially Own" any securities:

          (i) that such Person or any of such Person's  Affiliates or Associates beneficially owns, directly or indirectly,  for purposes of Section 13(d) of the
Exchange Act and Rule 13d-3  thereunder  (or any  comparable or successor law or regulation);

          (ii) that such Person or any of such Person's Affiliates or Associates has (A) the right to acquire  (whether such right is exercisable  immediately or only after the  passage  of time)  pursuant  to any  agreement,  arrangement  or understanding (other than customary agreements with and between underwriters and
selling  group  members  with  respect  to  a  bona  fide  public   offering  of
securities),  or upon the exercise of conversion rights, exchange rights, rights
(other than the Rights), warrants or options, or otherwise;  provided,  however, that a Person shall not be deemed pursuant to this Section 1(d)(ii)(A) to be the
Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or  exchange  offer made by or on behalf of such  Person or any of such
Person's  Affiliates or Associates  until such tendered  securities are accepted for  purchase  or  exchange,  or (2)  securities  that a  Person  or any of such
Person's  Affiliates  or  Associates  may be deemed to have the right to acquire pursuant to any merger or other  acquisition  agreement  between the Company and such Person (or one or more of its  Affiliates or  Associates) if such agreement has been  approved by the Board of Directors of the Company prior to there being an  Acquiring  Person;  or (B) the  right  to vote  pursuant  to any agreement, arrangement or understanding;  provided, however, that a Person shall not be deemed the  Beneficial  Owner of, or to  beneficially  own,  any security under this Section 1(d)(ii)(B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable  proxy or consent given to such Person in response to a public proxy or consent  solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange
Act and (2) is not also then  reportable  on Schedule 13D under the Exchange Act
(or any comparable or successor report); or

          (iii) that are  beneficially  owned,  directly or  indirectly,  by any other Person (or any  Affiliate or Associate  thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement,  arrangement or understanding,  whether or not in writing (other than customary  agreements with and between  underwriters  and selling group members with respect to a bona fide public  offering of securities)  for the purpose of acquiring,  holding,  voting
(except to the extent  contemplated  by the proviso to Section  1(d)(ii)(B))  or disposing of any securities of the Company;  provided,  however, that in no case shall an officer or director of the Company be deemed (x) the  Beneficial  Owner of any  securities  beneficially  owned by another  officer or  director  of the
Company solely by reason of actions undertaken by such persons in their capacity as  officers  or  directors  of the  Company  or (y)  the  Beneficial  Owner  of
securities  held of record by the trustee of any  employee  benefit  plan of the
Company or any  Subsidiary of the Company for the benefit of any employee of the
Company or any Subsidiary of the Company, other than the officer or director, by reason of any  influence  that such officer or director may have over the voting of the securities held in the plan.

          (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking  institutions  in New York are authorized or obligated by law or executive order to close.

          (f) "Close of  Business"  on any given date shall mean 5:00 P.M.,  New
York time, on such date; provided,  however, that if such date is not a Business
Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

          (g) "Common Shares" when used with reference to the Company shall mean the  shares  of  Common  Stock of the  Company.  Common  Shares  when  used with reference to any Person other than the Company  shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other  Person is a  Subsidiary  of another  Person,  the Person or Persons  that ultimately control such first-mentioned Person.

          (h)  "Common  Stock  Equivalents"  shall have the meaning set forth in
Section 11(a)(iii) hereof.

          (i) "Company" shall mean Energy West,  Incorporated,  a Montana public utility, subject to the terms of Section 13(a)(iii)(C) hereof.

          (j) "Current Per Share Market Price" of any security (a "Security" for purposes  of this  definition),  for all  computations  other  than  those  made pursuant  to Section  11(a)(iii)  hereof,  shall  mean the  average of the daily closing  prices  per share of such  Security  for the  thirty  (30)  consecutive
Trading Days  immediately  prior to such date, and for purposes of computations made pursuant to Section  11(a)(iii)  hereof, the Current Per Share
Market  Price of any  Security  on any date shall be deemed to be the average of the daily closing prices per share of such Security for the ten (10) consecutive
Trading Days  immediately  prior to such date;  provided,  however,  that if the
Current Per Share  Market Price of the  Security is  determined  during a period following the  announcement  by the issuer of such Security of (i) a dividend or distribution  on such Security  payable in shares of such Security or securities
convertible   into  such  shares  or  (ii)  any   subdivision,   combination  or
reclassification of such Security, and prior to the expiration of the applicable thirty (30)  Trading Day or ten (10) Trading Day period,  after the  ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination  or  reclassification,  then, and in each such case, the Current Per
Share Market Price shall be appropriately adjusted to reflect the current market price per share  equivalent  of such  Security.  The closing  price for each day shall be the last sale price,  regular  way,  or, if no such sale takes place on such day,  the  average of the  closing bid and asked  prices,  regular  way, in either case as  reported in the  principal  consolidated  transaction  reporting system with respect to securities  listed or admitted to trading on the New York
Stock  Exchange  or, if the Security is not listed or admitted to trading on the
New York Stock Exchange, as reported in the principal  consolidated  transaction reporting  system with respect to securities  listed on the  principal  national securities  exchange on which the  Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national  securities exchange,  the last sale price or, if such last sale price is not reported,  the average of the high bid and low asked prices in the over-the-counter  market, as reported by Nasdaq or such other system then in use, or, if on any such date the
Security is not quoted by any such organization,  the average of the closing bid and asked prices as furnished by a professional  market maker making a market in the Security  selected by the Board of Directors of the Company.  If on any such date no market maker is making a market in the Security,  the fair value of such shares on such date as determined in good faith by the Board of Directors of the
Company  shall be used.  If the Preferred  Shares are not publicly  traded,  the
Current Per Share Market  Price of the  Preferred  Shares shall be  conclusively deemed to be (x) the  Current  Per Share  Market  Price of the Common  Shares as
determined  pursuant to this Section 1(j), as appropriately  adjusted to reflect any stock split, stock dividend or similar transaction  occurring after the date hereof,  multiplied  by (y) 1,000.  If the Security is not  publicly  held or so listed or traded,  Current Per Share  Market Price shall mean the fair value per share as  determined  in good faith by the Board of  Directors  of the  Company, whose  determination  shall be  described  in a statement  filed with the Rights
Agent and shall be conclusive for all purposes.

          (k)  "Current  Value"  shall  have the  meaning  set forth in  Section
11(a)(iii) hereof.

          (l)  "Distribution  Date"  shall mean the  earlier of (i) the Close of
Business on the tenth day (or such later date as may be  determined by action of the Company's Board of Directors) after the Shares  Acquisition Date (or, if the tenth day after the Shares  Acquisition  Date occurs before the Record Date, the
Close of Business on the Record Date) or (ii) the Close of Business on the tenth
Business Day (or such later date as may be determined by action of the Company's
Board of Directors) after the date that a tender or exchange offer by any Person
(other than the Company,  any  Subsidiary of the Company,  any employee  benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized,  appointed or established by the Company for or pursuant to the terms of any such plan) is first published or

sent or given  within the  meaning of Rule  14d-2(a)  of the  General  Rules and
Regulations  under the Exchange Act, if,  assuming the  successful  consummation thereof, such Person would be an Acquiring Person.

          (m)  "Equivalent  Shares"  shall mean  Preferred  Shares and any other class or series of capital  stock of the  Company  that is  entitled to the same rights, privileges and preferences as the Preferred Shares.

          (n) "Exchange Act" shall mean the Securities  Exchange Act of 1934, as amended.

          (o) "Exchange Ratio" shall have the meaning set forth in Section 24(a)
hereof.

          (p) "Exercise  Price" shall have the meaning set forth in Section 4(a)
hereof.

          (q)  "Expiration  Date"  shall mean the  earliest to occur of: (i) the
Close of Business on the Final  Expiration  Date,  (ii) the Redemption  Date, or
(iii) the time at which the Board of Directors orders the exchange of the Rights as provided in Section 24 hereof.

          (r) "Final Expiration Date" shall mean June 3, 2014.

          (s) "Nasdaq" shall mean The Nasdaq Stock Market, Inc.

          (t) "Person"  shall mean any  individual,  firm,  corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          (u)  "Post-Event  Transferee"  shall  have the  meaning  set  forth in
Section 7(d) hereof.

          (v)  "Preferred  Shares"  shall mean shares of Series A  Participating
Preferred Stock of the Company.

          (w) "Pre-Event Transferee" shall have the meaning set forth in Section
7(d) hereof.

          (x)  "Principal  Party"  shall have the  meaning  set forth in Section
13(b) hereof.

          (y) "Record  Date" shall have the meaning set forth in the recitals at the beginning of this Agreement.

          (z)  "Redemption  Date"  shall have the  meaning  set forth in Section
23(a) hereof.

          (aa)  "Redemption  Price"  shall have the meaning set forth in Section
23(a) hereof.

          (bb) "Rights Agent" shall mean (i) Computershare Trust Company,  Inc.,
(ii) its  successor or  replacement  as provided in Sections 19 and 21 hereof or
(iii) any additional Person appointed pursuant to Section 2 hereof.

          (cc) "Rights  Certificate"  shall mean a certificate  substantially in the form attached hereto as Exhibit B.

          (dd)  "Rights  Dividend  Declaration  Date" shall have the meaning set forth in the recitals at the beginning of this Agreement.

          (ee) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (ff) "Section 13 Event" shall mean any event  described in clause (i),
(ii) or (iii) of Section 13(a) hereof.

          (gg)  "Securities  Act"  shall  mean the  Securities  Act of 1933,  as amended.

          (hh)  "Shares  Acquisition  Date"  shall mean the first date of public announcement  (which,  for purposes of this definition,  shall include,  without limitation,  a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an  Acquiring  Person that an  Acquiring  Person has become such;
provided  that,  if such Person is  determined  not to have become an  Acquiring
Person pursuant to Section 1(a) hereof, then no Shares Acquisition Date shall be deemed to have occurred by virtue of such event and no  Distribution  Date shall be deemed to have occurred by virtue of such event.

          (ii) "Spread"  shall have the meaning set forth in Section  11(a)(iii)
hereof.

          (jj)  "Subsidiary"  of any Person shall mean any  corporation or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar  authority of such  corporation or other entity is beneficially  owned,  directly or indirectly,  by such Person,  or any corporation or other entity otherwise controlled by such Person.

          (kk) "Substitution Period" shall have the meaning set forth in Section
11(a)(iii) hereof.

          (ll)  "Summary  of  Rights"  shall  mean a summary  of this  Agreement substantially in the form attached hereto as Exhibit C.

          (mm)  "Total  Exercise  Price"  shall  have the  meaning  set forth in
Section 4(a) hereof.

          (nn) "Trading  Day" shall mean a day on which the  principal  national securities  exchange  on which a  referenced  security  is listed or admitted to trading is open for the transaction of business or, if a referenced  security is not listed or  admitted  to  trading  on any  national  securities  exchange,  a
Business Day.

          (oo) A  "Triggering  Event" shall be deemed to have  occurred upon any
Person becoming an Acquiring Person.

     Section 2.  Appointment of Rights Agent.  The Company  hereby  appoints the
Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof,  shall prior to the Distribution  Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof,  and the Rights Agent hereby accepts such  appointment.  The Company may from time to time  appoint  such  co-Rights  Agents as it may deem  necessary or desirable,  upon ten (10) days' prior written  notice to the Rights  Agent.  The
Rights  Agent shall have no duty to  supervise,  and shall in no event be liable for, the acts or omissions of any co-Rights Agent.

     Section 3. Issuance of Rights Certificates.

          (a) Until the  Distribution  Date,  (i) the Rights  will be  evidenced
(subject to the provisions of Sections 3(b) and 3(c) hereof) by the certificates for  Common  Shares  registered  in the  names  of the  holders  thereof  (which certificates shall also be deemed to be Rights Certificates) and not by separate
Rights  Certificates and (ii) the right to receive Rights  Certificates  will be transferable  only in connection  with the transfer of Common Shares.  Until the earlier of the  Distribution  Date or the  Expiration  Date,  the  surrender for transfer of  certificates  for Common Shares shall also constitute the surrender for  transfer  of the  Rights  associated  with the  Common  Shares  represented thereby.  As soon as practicable  after the Distribution  Date, the Company will prepare and  execute,  the Rights Agent will  countersign,  and the Company will send or cause to be sent (and the Rights  Agent  will,  if  requested,  send) by first-class,  postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the  Distribution  Date,  at the address of such holder shown on the records of the Company, a Rights  Certificate  evidencing one Right for each Common Share so held,  subject to adjustment as provided herein.  If an adjustment  in the number of Rights per Common  Share has been made  pursuant to
Section 11 hereof, then at the time of distribution of the Rights  Certificates, the Company shall make the necessary and  appropriate  rounding  adjustments (in accordance with Section 14(a) hereof) so that Rights  Certificates  representing only whole  numbers of Rights  are  distributed  and cash is paid in lieu of any fractional  Rights.  As of the  Distribution  Date, the Rights will be evidenced solely by such Rights Certificates and may be transferred by the transfer of the
Rights Certificates as permitted hereby,  separately and apart from any transfer of Common Shares,  and the holders of such Rights  Certificates as listed in the records of the Company or any transfer  agent or registrar  for the Rights shall be the record holders thereof.

          (b) On the  Record  Date  or as soon as  practicable  thereafter,  the
Company  will send a copy of the  Summary  of Rights  to each  record  holder of
Common  Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company's  transfer agent and registrar.
With respect to  certificates  for Common  Shares  outstanding  as of the Record
Date,  until  the  Distribution  Date,  the  Rights  will be  evidenced  by such certificates  registered in the names of the holders  thereof  together with the
Summary of Rights.

          (c) Unless the Board of Directors by  resolution  adopted at or before the time of the issuance of any Common Shares after the Record Date but prior to the  earlier of the  Distribution  Date or the  Expiration  Date (or, in certain circumstances  provided  in  Section  22 hereof,  after the  Distribution  Date)
specifies  to the  contrary,  Rights  shall be issued in  respect  of all Common
Shares that are so issued,  and  Certificates  representing  such Common  Shares shall also be deemed to be certificates for Rights, and shall bear the following legend:

          THIS  CERTIFICATE  ALSO  EVIDENCES  AND  ENTITLES THE HOLDER
          HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS  AGREEMENT
          BETWEEN ENERGY WEST,  INCORPORATED AND  COMPUTERSHARE  TRUST
          COMPANY,  INC.,  AS THE  RIGHTS  AGENT,  DATED AS OF JUNE 3,
          2004,  (THE  "RIGHTS  AGREEMENT"),  THE  TERMS OF WHICH  ARE
          HEREBY  INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH
          IS ON FILE AT THE  PRINCIPAL  EXECUTIVE  OFFICES  OF  ENERGY
          WEST,  INCORPORATED.  UNDER  CERTAIN  CIRCUMSTANCES,  AS SET
          FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED
          BY SEPARATE  CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY
          THIS CERTIFICATE. ENERGY WEST, INCORPORATED WILL MAIL TO THE
          HOLDER OF THIS  CERTIFICATE  A COPY OF THE RIGHTS  AGREEMENT
          WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST  THEREFOR.
          UNDER  CERTAIN   CIRCUMSTANCES   SET  FORTH  IN  THE  RIGHTS
          AGREEMENT,  RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS,
          WAS OR  BECOMES  AN  ACQUIRING  PERSON OR ANY  AFFILIATE  OR
          ASSOCIATE  THEREOF  (AS SUCH TERMS ARE DEFINED IN THE RIGHTS
          AGREEMENT),  WHETHER  CURRENTLY HELD BY OR ON BEHALF OF SUCH
          PERSON OR BY ANY  SUBSEQUENT  HOLDER,  MAY  BECOME  NULL AND
          VOID.

With respect to such  certificates  containing the foregoing  legend,  until the earlier of the Distribution  Date or the Expiration Date, the Rights  associated with the Common Shares  represented by such  certificates  shall be evidenced by such certificates  alone, and the surrender for transfer of any such certificate shall also  constitute  the  transfer of the Rights  associated  with the Common
Shares represented thereby.

          (d) If the Company  purchases or acquires any Common  Shares after the
Record Date but prior to the Distribution  Date, any Rights associated with such
Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

     Section 4. Form of Rights Certificates.

          (a) The Rights  Certificates  (and the forms of  election  to purchase
Common Shares and of assignment to be printed on the reverse  thereof)  shall be substantially  in the form of  Exhibit  B  hereto  and may  have  such  marks of identification  or  designation  and such  legends,  summaries  or  endorsements printed thereon as the Company may deem  appropriate and as are not inconsistent with the provisions of this Agreement,  or as may be required to comply with any applicable law or with any rule or regulation made pursuant  thereto or with any rule or regulation of any stock exchange or a national  market system,  on which the Rights may from time to time be listed or included,  or to conform to usage.
Subject  to the  provisions  of Section  11 and  Section  22 hereof,  the Rights
Certificates,  whenever distributed, shall be dated as of the Record Date (or in the case of Rights  issued with respect to Common  Shares  issued by the Company after the Record Date, as of the date of issuance of such Common  Shares) and on their  face  shall  entitle  the  holders  thereof to  purchase  such  number of one-thousandths  of a Preferred Share as shall be set forth therein at the price set forth therein (such  exercise  price per one  one-thousandth  of a Preferred
Share being  hereinafter  referred to as the "Exercise  Price" and the aggregate
Exercise Price of all Preferred Shares issuable upon exercise of one Right being hereinafter  referred to as the "Total Exercise Price"), but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price shall be subject to adjustment as provided herein.

          (b) Any Rights  Certificate issued pursuant to Section 3(a) or Section
22 hereof that represents Rights  beneficially owned by: (i) an Acquiring Person or any  Associate  or  Affiliate  of an  Acquiring  Person,  (ii)  a  Post-Event
Transferee,  (iii) a  Pre-Event  Transferee  or (iv) any  subsequent  transferee receiving  transferred  Rights  from  a  Post-Event  Transferee  or a  Pre-Event
Transferee, either directly or through one or more intermediate transferees, and any Rights  Certificate  issued  pursuant to Section 6 or Section 11 hereof upon transfer,  exchange,  replacement or adjustment of any other Rights  Certificate referred  to in this  sentence,  shall  contain  (to the  extent  feasible)  the following legend:

     THE  RIGHTS  REPRESENTED  BY  THIS  RIGHTS  CERTIFICATE  ARE  OR  WERE
     BENEFICIALLY  OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING  PERSON
     OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE
     DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE
     AND THE RIGHTS  REPRESENTED  HEREBY  MAY  BECOME  NULL AND VOID IN THE
     CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.

     Section 5. Countersignature and Registration.

          (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive  Officer,  its Chief Financial
Officer,  its President or any Vice  President,  either manually or by facsimile signature, and by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company's seal (if any) or a facsimile thereof.  The Rights Certificates shall be manually countersigned  by the Rights Agent and shall not be valid for any purpose unless countersigned.  If any  officer of the  Company who shall have signed any of the
Rights  Certificates  shall  cease  to be such  officer  of the  Company  before countersignature  by the Rights  Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights  Certificates on behalf of the Company had not ceased to be such  officer of the  Company;  and any Rights  Certificate  may be
signed on behalf of the  Company by any person  who,  at the actual  date of the execution of such Rights

Certificate,  shall be a proper  officer  of the  Company  to sign  such  Rights
Certificate,  although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b) Following  the  Distribution  Date,  the Rights Agent will keep or cause  to be  kept,  at its  office  designated  for such  purposes,  books  for registration  and transfer of the Rights  Certificates  issued  hereunder.  Such books shall show the names and addresses of the respective holders of the Rights
Certificates,  the number of Rights  evidenced on its face by each of the Rights
Certificates and the date of each of the Rights Certificates.

     Section  6.  Transfer,   Split  Up,  Combination  and  Exchange  of  Rights
Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

          (a) Subject to the provisions of Sections  7(e), 14 and 24 hereof,  at any time after the Close of Business on the  Distribution  Date, and at or prior to the Close of Business  on the  Expiration  Date,  any Rights  Certificate  or
Rights  Certificates  may be  transferred,  split up,  combined or exchanged for another  Rights  Certificate  or Rights  Certificates,  entitling the registered holder to purchase a like number of  one-thousandths  of a Preferred  Share (or, following a Triggering  Event,  other  securities,  cash or other assets, as the case may be) as the Rights Certificate or Rights  Certificates  surrendered then entitled such holder to purchase.  Any registered  holder  desiring to transfer, split up,  combine or exchange  any Rights  Certificate  or Rights  Certificates shall make such  request in writing  delivered  to the Rights  Agent,  and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent  designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action  whatsoever with respect to the transfer of any such  surrendered  Rights
Certificate  until the  registered  holder shall have  completed  and signed the certificate  contained  in the form of  assignment  on the reverse  side of such
Rights  Certificate  and shall have  provided  such  additional  evidence of the identity of the Beneficial Owner (or former  Beneficial  Owner) or Affiliates or
Associates thereof as the Company shall reasonably request. Thereupon the Rights
Agent shall, subject to Sections 7(e), 14 and 24 hereof, countersign and deliver to the person entitled thereto a Rights Certificate or Rights  Certificates,  as the case may be, as so  requested.  The  Company  may  require  payment of a sum sufficient  to cover  any tax or  governmental  charge  that may be  imposed  in connection  with any  transfer,  split up,  combination  or  exchange  of Rights
Certificates.

          (b) Upon  receipt  by the  Company  and the Rights  Agent of  evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate,  and, in case of loss, theft or destruction,  of indemnity or security  reasonably  satisfactory  to them,  and, at the Company's  request, reimbursement  to the Company and the Rights  Agent of all  reasonable  expenses incidental  thereto,  and upon surrender to the Rights Agent and cancellation of the Rights  Certificate  if  mutilated,  the Company will make and deliver a new
Rights  Certificate  of like  tenor to the  Rights  Agent  for  delivery  to the registered holder in lieu of the Rights Certificate so lost,  stolen,  destroyed or mutilated.

     Section 7. Exercise of Rights; Exercise Price; Expiration Date of Rights.

          (a) Subject to Sections 7(e),  23(b) and 24(b) hereof,  the registered holder of any Rights  Certificate  may  exercise  the Rights  evidenced  thereby
(except as otherwise  provided

                                       10

herein) in whole or in part at any time after the Distribution Date and prior to the  Close  of  Business  on the  Expiration  Date by  surrender  of the  Rights
Certificate,  with the form of election to purchase on the reverse  side thereof duly executed,  to the Rights Agent at the office of the Rights Agent designated for  such  purpose,  together  with  payment  of the  Exercise  Price  for  each one-thousandth  of a Preferred Share (or,  following a Triggering  Event,  other securities,  cash or other assets as the case may be) as to which the Rights are exercised.

     The Exercise Price for each  one-thousandth  of a Preferred  Share issuable pursuant to the  exercise  of a Right shall  initially  be  Twenty-Four  Dollars
($24.00),  shall be  subject  to  adjustment  from time to time as  provided  in
Sections  11 and 13 hereof and shall be  payable  in lawful  money of the United
States of America in accordance with paragraph (c) below.

          (b) Upon  receipt  of a Rights  Certificate  representing  exercisable
Rights,  with the form of election to purchase  duly  executed,  accompanied  by payment of the Exercise Price for the number of  one-thousandths  of a Preferred
Share (or, following a Triggering Event, other securities,  cash or other assets as the case  may be) to be  purchased  and an  amount  equal  to any  applicable transfer  tax  required to be paid by the holder of such Rights  Certificate  in accordance with Section 9(e) hereof, the Rights Agent shall,  subject to Section
20(k) hereof,  thereupon  promptly (i)(A) requisition from any transfer agent of the  Preferred  Shares (or make  available,  if the Rights Agent is the transfer agent for the Preferred  Shares) a certificate or certificates for the number of one-thousandths  of a Preferred Share (or,  following a Triggering Event,  other securities,  cash or other  assets as the case may be) to be  purchased  and the
Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the total number of one-thousandths  of a Preferred Share (or,  following a Triggering Event,  other securities,  cash or other assets as the case may be) issuable  upon exercise of the Rights  hereunder with a depository  agent,  requisition from the depository agent  depository  receipts  representing  such number of  one-thousandths  of a
Preferred Share (or,  following a Triggering Event,  other  securities,  cash or other  assets  as  the  case  may  be) as are to be  purchased  (in  which  case certificates for the Preferred Shares (or,  following a Triggering Event,  other securities,  cash or  other  assets  as the  case  may be)  represented  by such receipts shall be deposited by the transfer agent with the depository agent) and the Company  hereby  directs the  depository  agent to comply with such request,
(ii) when  appropriate,  requisition  from the  Company the amount of cash to be paid in lieu of issuance of  fractional  shares in  accordance  with  Section 14 hereof, (iii) after receipt of such certificates or depository  receipts,  cause the same to be delivered to or upon the order of the  registered  holder of such
Rights  Certificate,  registered  in such name or names as may be  designated by such holder and (iv) when appropriate,  after receipt thereof, deliver such cash to or upon the order of the registered  holder of such Rights  Certificate.  The payment of the Exercise Price (as such amount may be reduced (including to zero)
pursuant to Section  11(a)(iii)  hereof) and an amount  equal to any  applicable transfer  tax  required to be paid by the holder of such Rights  Certificate  in accordance  with Section 9(e) hereof,  may be made in cash or by certified  bank check, cashier's check or bank draft payable to the order of the Company. If the
Company is obligated to issue  securities  of the Company  other than  Preferred
Shares,  pay cash and/or  distribute  other  property  pursuant to Section 11(a)
hereof,  the Company  will make all  arrangements  necessary  so that such other securities,  cash and/or other  property are available for  distribution  by the
Rights Agent, if and when appropriate.

                                       11

          (c) If the registered holder of any Rights  Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate  evidencing
Rights  equivalent to the Rights  remaining  unexercised  shall be issued by the
Rights Agent to the  registered  holder of such Rights  Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14 hereof.

          (d) Notwithstanding  anything in this Agreement to the contrary,  from and after the first occurrence of a Triggering  Event,  any Rights  beneficially owned by (i) an  Acquiring  Person or an  Associate or Affiliate of an Acquiring
Person,  (ii) a transferee of an Acquiring  Person (or of any such  Associate or
Affiliate) who becomes a transferee  after the Acquiring  Person becomes such (a
"Post-Event  Transferee"),  (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee  prior to or  concurrently with the Acquiring  Person  becoming  such and receives such Rights  pursuant to either (A) a transfer  (whether  or not for  consideration)  from the  Acquiring
Person to holders of equity  interests in such Acquiring Person or to any Person with whom the Acquiring  Person has any  continuing  agreement,  arrangement  or understanding  regarding  the  transferred  Rights  or (B) a  transfer  that the
Company's  Board of Directors has  determined is part of a plan,  arrangement or understanding  that has as a primary  purpose  or effect the  avoidance  of this
Section  7(e) (a  "Pre-Event  Transferee")  or (iv)  any  subsequent  transferee receiving  transferred  Rights  from  a  Post-Event  Transferee  or a  Pre-Event
Transferee,  either  directly or through one or more  intermediate  transferees, shall  become null and void  without  any  further  action and no holder of such
Rights shall have any rights  whatsoever  with  respect to such Rights,  whether under any provision of this  Agreement or  otherwise.  The Company shall use all reasonable  efforts  to ensure  that the  provisions  of this  Section  7(e) and
Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or to any other Person as a result of its failure to make any determinations  with respect to an Acquiring Person or any of such Acquiring
Person's Affiliates, Associates or transferees hereunder.

          (e)  Notwithstanding  anything  in  this  Agreement  to the  contrary, neither the Rights Agent nor the Company  shall be  obligated  to undertake  any action with respect to a registered  holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered  holder shall, in addition to having  complied with the  requirements  of Section  7(a),  have (i)
completed  and signed  the  certificate  contained  in the form of  election  to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional  evidence of the identity of the
Beneficial  Owner (or  former  Beneficial  Owner) or  Affiliates  or  Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Rights Certificates.  All Rights
Certificates  surrendered  for the  purpose  of  exercise,  transfer,  split up, combination  or exchange  shall,  if surrendered to the Company or to any of its agents,  be delivered to the Rights Agent for  cancellation or in canceled form, or, if surrendered  to the Rights Agent,  shall be canceled by it, and no Rights
Certificates  shall be issued in lieu thereof  except as expressly  permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights
Agent for cancellation and retirement,  and the Rights Agent shall so cancel and retire,  any Rights  Certificate  purchased or acquired by the Company otherwise than upon the  exercise  thereof.  The Rights  Agent shall  deliver all canceled
Rights  Certificates  to the Company,  or shall,  at the written  request of the
Company and after any  Securities  and Exchange  Commission  required

                                       12

retention period,  destroy such canceled Rights  Certificates,  and in such case shall deliver a certificate evidencing the destruction thereof to the Company.

     Section 9. Reservation and Availability of Preferred Shares.

          (a) The Company covenants and agrees that it will use its best efforts to cause to be reserved and kept  available out of its  authorized  and unissued
Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering  Event,  out of its authorized and unissued Common Shares and/or other securities), the number of Preferred Shares (and, following the occurrence of the Triggering  Event,  Common Shares and/or other  securities)  that will be sufficient to permit the exercise in full of all outstanding Rights.

          (b) If the Company shall hereafter list any of its Preferred Shares on a national  securities  exchange,  then so long as the  Preferred  Shares  (and, following  the  occurrence  of a Triggering  Event,  Common  Shares and/or other securities)  issuable and deliverable  upon exercise of the Rights may be listed on such  exchange,  the Company  shall use its best  efforts to cause,  from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such  exchange  upon  official  notice of issuance upon such exercise.

          (c) The  Company  shall use its best  efforts to (i) file,  as soon as practicable  following  the  earliest  date  after  the  first  occurrence  of a
Triggering Event in which the  consideration to be delivered by the Company upon exercise of the Rights is described in Section  11(a)(ii) or Section  11(a)(iii)
hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration  statement  under the Securities Act with respect to the securities  purchasable upon exercise of the Rights on an appropriate  form,
(ii)  cause  such  registration   statement  to  become  effective  as  soon  as
practicable  after such filing and (iii) cause such  registration  statement  to remain effective (with a prospectus at all times meeting the requirements of the
Securities  Act) until the earlier of (A) the date as of which the Rights are no longer  exercisable  for such  securities  and (B) the date of expiration of the
Rights. The Company may temporarily  suspend,  for a period not to exceed ninety
(90) days after the date set forth in clause (i) of the first  sentence  of this
Section 9(c), the exercisability of the Rights in order to prepare and file such registration  statement  and  permit  it to  become  effective.  Upon  any  such suspension,  the Company shall issue a public announcement  stating,  and notify the Rights Agent,  that the  exercisability  of the Rights has been  temporarily suspended, as well as a public announcement and notification to the Rights Agent at such time as the  suspension  is no longer in effect.  The Company  will also take such action as may be appropriate  under, or to ensure compliance with, the securities  or "blue  sky" laws of the  various  states in  connection  with the exercisability of the Rights. Notwithstanding any provision of this Agreement to the contrary,  the Rights shall not be exercisable in any  jurisdiction,  unless the  requisite  qualification  in  such  jurisdiction,  including  any  required approvals  of  state  regulatory  agencies,  shall  have  been  obtained,  or an exemption therefrom shall be available,  and until a registration  statement has been declared and remains effective.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred  Shares (or other securities of the Company) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities

                                       13

(subject to payment of the Exercise Price),  be duly and validly  authorized and issued and fully paid and nonassessable.

          (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable  in  respect  of  the  original  issuance  or  delivery  of  the  Rights
Certificates  or of any  Preferred  Shares (or other  securities of the Company)
upon the exercise of Rights. The Company shall not, however,  be required to pay any  transfer  tax that may be payable in respect of any transfer or delivery of
Rights  Certificates  to a person  other  than,  or the  issuance or delivery of
certificates  or  depository   receipts  for  the  Preferred  Shares  (or  other
securities of the Company) in a name other than that of, the  registered  holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or to deliver any  certificates or depository  receipts for Preferred Shares (or other  securities of the Company) upon the exercise of any Rights until any such tax shall  have been paid  (any  such tax being  payable  by the  holder of such
Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     Section 10. Record Date.  Each Person in whose name any  certificate  for a number of  one-thousandths  of a  Preferred  Share (or other  securities  of the
Company) is issued upon the  exercise of Rights shall for all purposes be deemed to have become the holder of record of Preferred  Shares (or other securities of the Company)  represented  thereby on, and such certificate  shall be dated, the date  upon  which  the  Rights  Certificate  evidencing  such  Rights  was  duly surrendered  and payment of the Total  Exercise  Price with respect to which the
Rights  have  been  exercised  (and any  applicable  transfer  taxes)  was made;
provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company are closed,  such Person shall be deemed to have become the record holder of such shares on, and such  certificate  shall be dated,  the next  succeeding  Business Day on which the transfer books of the
Company are open.  Prior to the exercise of the Rights  evidenced  thereby,  the holder of a Rights  Certificate  shall not be entitled to any rights of a holder of Preferred  Shares (or other  securities  of the Company) for which the Rights shall be  exercisable,  including,  without  limitation,  the right to vote,  to receive dividends or other  distributions or to exercise any preemptive  rights, and shall not be  entitled  to  receive  any  notice of any  proceedings  of the
Company, except as provided herein.

     Section 11.  Adjustment  of Exercise  Price,  Number of Shares or Number of
Rights.  The  Exercise  Price,  the number and kind of shares or other  property covered  by each  Right and the  number of Rights  outstanding  are  subject  to adjustment from time to time as provided in this Section 11.

          (a) (i) Notwithstanding anything in this Agreement to the contrary, if the  Company  shall at any time after the date of this  Agreement  (A) declare a dividend on the Preferred Shares payable in Preferred Shares,  (B) subdivide the outstanding  Preferred Shares, (C) combine the outstanding  Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred  Shares, or
(D) issue any shares of its capital stock in a reclassification of the Preferred
Shares (including any such  reclassification  in connection with a consolidation or merger in which the  Company is the  continuing  or  surviving  corporation), then,  in each such event,  except as otherwise  provided in this Section 11 and
Section 7(e) hereof:  (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such

                                       14

subdivision,  combination  or  reclassification  shall be  adjusted  so that the
Exercise  Price  thereafter  shall equal the result  obtained  by  dividing  the
Exercise  Price in  effect  immediately  prior to such time by a  fraction  (the
"Adjustment  Fraction"),  the  numerator  of which shall be the total  number of
Preferred Shares (or shares of capital stock issued in such  reclassification of the  Preferred  Shares)  outstanding  immediately  following  such  time and the denominator of which shall be the total number of Preferred  Shares  outstanding immediately prior to such time;  provided,  however,  that in no event shall the consideration  to be paid  upon  the  exercise  of one  Right  be less  than the aggregate par value of the shares of capital stock of the Company  issuable upon exercise of such  Right;  and (2) the number of  one-thousandths  of a Preferred
Share (or share of such other capital stock)  issuable upon the exercise of each
Right shall equal the number of  one-thousandths  of a Preferred Share (or share of  such  other  capital  stock)  as  was  issuable  upon  exercise  of a  Right immediately prior to the occurrence of the event described in clauses (A)-(D) of this Section 11(a)(i), multiplied by the Adjustment Fraction; provided, however, that, no such adjustment  shall be made pursuant to this Section 11(a)(i) to the extent  that there shall have  simultaneously  occurred  an event  described  in clause (A),  (B), (C) or (D) of Section  11(n) with a  proportionate  adjustment being made thereunder.  Each Common Share that shall become outstanding after an adjustment has been made pursuant to this Section 11(a)(i) shall have associated with it the  number of Rights,  exercisable  at the  Exercise  Price and for the number of  one-thousandths of a Preferred Share (or shares of such other capital stock) as one Common Share has  associated  with it  immediately  following  the adjustment made pursuant to this Section 11(a)(i).

          (ii)  Subject to Section 24 of this  Agreement,  if that a  Triggering
Event shall have occurred,  then promptly  following such Triggering  Event each holder of a Right,  except as provided in Section 7(e) hereof,  shall thereafter have the right to receive for each Right,  upon  exercise  thereof in accordance with the terms of this  Agreement  and payment of the  Exercise  Price in effect immediately prior to the occurrence of the Triggering Event, in lieu of a number of  one-thousandths  of a Preferred  Share,  such number of Common Shares of the
Company  as shall  equal the  quotient  obtained  by  dividing  (A) the  product obtained by multiplying  (1) the Exercise Price in effect  immediately  prior to the occurrence of the Triggering Event by (2) the number of one-thousandths of a
Preferred  Share  for  which  a  Right  was  exercisable  (or  would  have  been exercisable  if the  Distribution  Date had occurred)  immediately  prior to the first  occurrence  of a  Triggering  Event,  by (B) 50% of the Current Per Share
Market  Price for  Common  Shares on the date of  occurrence  of the  Triggering
Event;  provided,  however,  that the  Exercise  Price and the  number of Common
Shares of the Company so receivable upon exercise of a Right shall be subject to further  adjustment as  appropriate  in accordance  with Section 11(e) hereof to reflect  any events  occurring  in respect of the Common  Shares of the  Company after the occurrence of the Triggering Event.

          (iii) In lieu of issuing  Common  Shares in  accordance  with  Section
11(a)(ii)  hereof,  the  Company  may,  if  the  Company's  Board  of  Directors
determines  that such action is necessary or appropriate and not contrary to the interest  of holders of Rights  and,  if the  number of Common  Shares  that are authorized by the Company's  Articles of  Incorporation  but not  outstanding or reserved for issuance  for purposes  other than upon  exercise of the Rights are not sufficient to permit the exercise in full of the Rights, or if any necessary regulatory approval for such issuance has not been obtained by the Company,  the
Company  shall:  (A)  determine the excess of (i) the value of the Common Shares issuable  upon the  exercise  of a Right  (the  "Current  Value")  over (ii) the
Exercise  Price (such excess,  the "Spread") and (B) with respect to each

                                       15

Right,  make  adequate  provision to  substitute  for such Common  Shares,  upon exercise of the Rights,  (i) cash, (ii) a reduction in the Exercise Price, (iii)
other equity securities of the Company (including, without limitation, shares or units of shares of any series of  preferred  stock that the  Company's  Board of
Directors  has deemed to have the same value as Common  Shares  (such  shares or
units  of  shares  of  preferred   stock  are  herein   called   "Common   Stock
Equivalents")),  except to the extent  that the  Company  has not  obtained  any necessary  stockholder  or  regulatory  approval  for such  issuance,  (iv) debt securities  of the  Company,  except  to the  extent  that the  Company  has not obtained any necessary stockholder or regulatory approval for such issuance, (v)
other assets or (vi) any combination of the foregoing, having an aggregate value equal to the Current Value,  where such aggregate  value has been  determined by the  Company's  Board  of  Directors  based  upon  the  advice  of a  nationally recognized investment banking firm selected by the Company's Board of Directors;
provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the  first  occurrence  of a  Triggering  Event and (y) the date on which the Company's  right of redemption  pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section  11(a)(ii) Trigger
Date"),  then the Company shall be obligated to deliver,  upon the surrender for exercise of a Right and without requiring payment of the Exercise Price,  Common
Shares (to the extent available),  except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Company's Board of Directors shall determine in good faith that it is likely that sufficient  additional  Common Shares could be authorized for  issuance  upon  exercise  in  full of the  Rights  or  that  any  necessary regulatory  approval for such  issuance  will be  obtained,  the thirty (30) day period set forth  above may be extended  to the extent  necessary,  but not more than ninety (90) days after the Section  11(a)(ii)  Trigger  Date, in order that the  Company  may  seek  stockholder  approval  for  the  authorization  of such additional  shares or take  action  to obtain  such  regulatory  approval  (such period, as it may be extended,  the "Substitution  Period").  To the extent that the Company  determines  that some  action  need be taken  pursuant to the first and/or  second  sentences  of this  Section  11(a)(iii),  the  Company (x) shall provide,  subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding  Rights and (y) may suspend the  exercisability of the Rights
until  the  expiration  of  the  Substitution   Period  in  order  to  seek  any
authorization  of additional  shares,  to take any action to obtain any required regulatory  approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  If any such suspension,  the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii),  the value of the Common Shares shall be the Current
Per Share Market  Price of the Common  Shares on the Section  11(a)(ii)  Trigger
Date and the value of any Common  Stock  Equivalent  shall be deemed to have the same value as the Common Shares on such date.

          (b) If  the  Company  shall,  at any  time  after  the  date  of  this
Agreement,  fix a record date for the issuance of rights, options or warrants to all holders of Preferred  Shares  entitling such holders (for a period  expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase  Preferred Shares or Equivalent  Shares or securities  convertible into
Preferred  Shares  or  Equivalent  Shares  at a price  per  share  (or  having a conversion  price per share, if a security  convertible into Preferred Shares or
Equivalent  Shares)  less than the then

                                       16

Current Per Share Market Price of the Preferred  Shares or Equivalent  Shares on
such record date,  then, in each such case,  the Exercise  Price to be in effect after such record date shall be determined by multiplying  the Exercise Price in effect  immediately  prior to such record date by a fraction,  the  numerator of which shall be the number of  Preferred  Shares and  Equivalent  Shares (if any)
outstanding  on such  record  date,  plus the  number  of  Preferred  Shares  or
Equivalent Shares, as the case may be, which the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered  or  issued  (and/or  the  aggregate  initial  conversion  price  of the convertible  securities to be offered or issued) would  purchase at such current market  price,  and the  denominator  of which shall be the number of  Preferred
Shares and Equivalent  Shares (if any) outstanding on such record date, plus the number of additional  Preferred Shares or Equivalent Shares, as the case may be, to be offered  for  subscription  or  purchase  (or into  which the  convertible securities so to be offered are initially convertible);  provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the  aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such  consideration  shall be as  determined  in good faith by the  Company's
Board of Directors,  whose determination shall be described in a statement filed with the Rights  Agent and shall be binding on the Rights  Agent and the holders of the Rights.  Preferred Shares and Equivalent  Shares owned by or held for the account of the Company  shall not be deemed  outstanding  for the purpose of any such  computation.  Such adjustment shall be made  successively  whenever such a record date is fixed, and if such rights, options or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.

          (c) If  the  Company  shall,  at any  time  after  the  date  of  this
Agreement,  fix a record date for the making of a distribution to all holders of the Preferred Shares or of any class or series of Equivalent  Shares  (including any such distribution made in connection with a consolidation or merger in which the  Company  is the  continuing  or  surviving  corporation)  of  evidences  of indebtedness or assets (other than a regular quarterly cash dividend, if any, or a dividend  payable in  Preferred  Shares) or  subscription  rights,  options or warrants  (excluding  those  referred to in Section  11(b)),  then, in each such case,  the  Exercise  Price to be in effect  after  such  record  date  shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Per Share
Market Price of a Preferred  Share or an  Equivalent  Share on such record date, less  the  fair  market  value  per  Preferred  Share or  Equivalent  Share  (as determined  in good  faith  by the  Board of  Directors  of the  Company,  whose determination  shall be described in a statement filed with the Rights Agent) of the  portion  of  the  cash,  assets  or  evidences  of  indebtedness  so  to be distributed or of such subscription rights or warrants applicable to a Preferred
Share or  Equivalent  Share,  as the case may be, and the  denominator  of which shall be such Current Per Share Market Price of a Preferred  Share or Equivalent
Share  on such  record  date;  provided,  however,  that in no event  shall  the consideration  to be paid  upon  the  exercise  of one  Right  be less  than the aggregate par value of the shares of capital stock of the Company  issuable upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed,  and if such  distribution  is not so made, the Exercise
Price shall be adjusted to be the Exercise  Price that would have been in effect if such record date had not been fixed.

                                       17

          (d) Notwithstanding  anything herein to the contrary, no adjustment in the Exercise  Price shall be required  unless such  adjustment  would require an increase  or  decrease of at least one  percent  (1.0%) of the  Exercise  Price;
provided, however, that any adjustments that by reason of this Section 11(d) are not  required to be made shall be carried  forward and taken into account in any subsequent  adjustment.  All calculations under this Section 11 shall be made to the nearest  cent or to the nearest  ten-thousandth  of a Common  Share or other share  or one  hundred-thousandth  of a  Preferred  Share,  as the  case may be.
Notwithstanding  the  first  sentence  of this  Section  11(d),  any  adjustment required by this Section 11 shall be made no later than the earlier of (i) three
(3) years from the date of the transaction that requires such adjustment or (ii)
the Expiration Date.

          (e) If as a result of an adjustment  made pursuant to Section 11(a) or
Section 13(a) hereof, the holder of any Right thereafter  exercised shall become entitled to receive any shares of capital  stock  other than  Preferred  Shares, thereafter  the number of such other shares so  receivable  upon exercise of any
Right  and,  if  required,  the  Exercise  Price  thereof,  shall be  subject to adjustment  from time to time in a manner and on terms as nearly  equivalent  as practicable to the provisions with respect to the Preferred  Shares contained in
Sections 11(a),  11(b),  11(c),  11(d),  11(g),  11(h),  11(i), 11(j), 11(k) and
11(l),  and the  provisions  of Sections 7, 9, 10, 13 and 14 with respect to the
Preferred Shares shall apply on like terms to any such other shares.

          (f) All Rights  originally  issued by the  Company  subsequent  to any adjustment  made to the Exercise  Price  hereunder  shall  evidence the right to purchase,  at the adjusted  Exercise Price, the number of  one-thousandths  of a
Preferred  Share  purchasable  from time to time  hereunder upon exercise of the
Rights, all subject to further adjustment as provided herein.

          (g) Unless the Company  shall have  exercised its election as provided in Section 11(h),  upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and (c), each Right  outstanding  immediately prior to the making of such adjustment  shall  thereafter  evidence the right to purchase,  at the  adjusted  Exercise  Price,  that number of  Preferred  Shares
(calculated to the nearest one  hundred-thousandth  of a share)  obtained by (i)
multiplying  (x) the number of Preferred  Shares covered by a Right  immediately prior to this adjustment,  by (y) the Exercise Price in effect immediately prior to such  adjustment  of the  Exercise  Price,  and (ii)  dividing the product so obtained by the Exercise Price in effect  immediately  after such  adjustment of the Exercise Price.

          (h) The  Company may elect on or after the date of any  adjustment  of the Exercise Price as a result of the calculations  made in Section 11(b) or (c)
to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding  after such  adjustment of the number of Rights shall be exercisable for the number of  one-thousandths  of a  Preferred  Share for which a Right was exercisable  immediately  prior to such  adjustment.  Each  Right held of record prior to such  adjustment  of the number of Rights  shall  become that number of
Rights (calculated to the nearest one  hundred-thousandth)  obtained by dividing the Exercise  Price in effect  immediately  prior to  adjustment of the Exercise
Price by the  Exercise  Price in  effect  immediately  after  adjustment  of the
Exercise Price. The Company shall make a public  announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date

                                       18

on which the  Exercise  Price is  adjusted  or any day  thereafter,  but, if any
Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public  announcement.  If Rights  Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the
Company shall, as promptly as practicable, cause to be distributed to holders of
record  of  Rights   Certificates  on  such  record  date  Rights   Certificates
evidencing,  subject to Section 14 hereof,  the additional  Rights to which such holders shall be entitled as a result of such  adjustment,  or, at the option of the  Company,  shall  cause to be  distributed  to such  holders  of  record  in substitution  and replacement for the Rights  Certificates  held by such holders prior to the date of adjustment,  and upon surrender thereof, if required by the
Company, new Rights Certificates evidencing all the Rights to which such holders
shall  be  entitled  after  such  adjustment.   Rights  Certificates  so  to  be
distributed  shall be issued,  executed and countersigned in the manner provided for herein (and may bear,  at the option of the Company,  the adjusted  Exercise
Price) and shall be  registered  in the names of the holders of record of Rights
Certificates on the record date specified in the public announcement.

          (i)  Irrespective of any adjustment or change in the Exercise Price or the number of Preferred  Shares  issuable  upon the exercise of the Rights,  the
Rights  Certificates  theretofore and thereafter  issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one-thousandths  of a Preferred  Share that were expressed in the initial Rights
Certificates issued hereunder.

          (j) Before taking any action that would cause an  adjustment  reducing the  Exercise  Price  below the par or stated  value,  if any,  of the number of one-thousandths  of a Preferred Share issuable upon exercise of the Rights,  the
Company shall take any corporate action that may, in the opinion of its counsel, be  necessary  in order that the Company may validly and legally  issue as fully paid and  nonassessable  shares  such number of  one-thousandths  of a Preferred
Share at such adjusted Exercise Price.

          (k) In any  case in  which  this  Section  11  shall  require  that an adjustment  in the  Exercise  Price be made  effective as of a record date for a specified  event,  the Company may elect to defer until the  occurrence  of such event the issuing to the holder of any Right exercised after such record date of the number of  one-thousandths  of a Preferred  Share and other capital stock or securities  of the Company,  if any,  issuable upon such exercise over and above the number of  one-thousandths  of a Preferred  Share and other capital stock or securities of the Company,  if any,  issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment;  provided,  however, that the  Company  shall  deliver  to such  holder a due  bill or  other  appropriate instrument  evidencing  such holder's  right to receive such  additional  shares
(fractional  or  otherwise)  upon the  occurrence  of the event  requiring  such adjustment.

          (l) Notwithstanding anything in this Section 11 to the contrary, prior to the Distribution  Date, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those  adjustments  expressly  required by this  Section  11, as and to the  extent  that it in its sole  discretion  shall determine to be advisable in order that any (i)  consolidation or subdivision of the Preferred or Common Shares,  (ii) issuance  wholly for cash of any Preferred or Common Shares at less than the current market price,  (iii)  issuance  wholly for cash of Preferred  or Common  Shares or  securities  that by their terms are convertible  into or  exchangeable  for Preferred or Common  Shares,  (iv) stock dividends  or (v)  issuance of rights,  options or warrants

                                       19

referred to in this Section 11,  hereafter made by the Company to holders of its
Preferred or Common Shares shall not be taxable to such stockholders.

          (m) The Company  covenants  and agrees  that,  after the  Distribution
Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit  to be  taken)  any  action  if at the time  such  action  is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (n) If the Company shall at any time after the date of this  Agreement
(A)  declare a dividend  on the Common  Shares  payable  in Common  Shares,  (B)
subdivide the  outstanding  Common Shares,  (C) combine the  outstanding  Common
Shares (by reverse  stock split or  otherwise)  into a smaller  number of Common
Shares,  or (D) issue any shares of its capital stock in a  reclassification  of the Common Shares  (including  any such  reclassification  in connection  with a consolidation  or merger in which the  Company is the  continuing  or  surviving corporation),  then,  in each such event,  except as otherwise  provided in this
Section  11(a) and Section  7(e)  hereof:  (1) each  Common  Share (or shares of capital stock issued in such  reclassification of the Common Shares) outstanding immediately  following  such time  shall have  associated  with it the number of
Rights  as were  associated  with  one  Common  Share  immediately  prior to the occurrence of the event  described in clauses  (A)-(D)  above;  (2) the Exercise
Price in  effect  at the time of the  record  date for such  dividend  or of the effective date of such  subdivision,  combination or  reclassification  shall be adjusted so that the Exercise Price  thereafter  shall equal the result obtained by multiplying the Exercise Price in effect  immediately prior to such time by a fraction,  the  numerator  of which shall be the total  number of Common  Shares outstanding  immediately  prior to the event described in clauses (A)-(D) above, and the  denominator  of which  shall  be the  total  number  of  Common  Shares outstanding  immediately after such event;  provided,  however, that in no event shall the  consideration  to be paid upon the exercise of one Right be less than the aggregate  par value of the shares of capital stock of the Company  issuable upon  exercise  of such  Right;  and  (3) the  number  of  one-thousandths  of a
Preferred  Share (or  shares of such  other  capital  stock)  issuable  upon the exercise  of each Right  outstanding  after such event shall equal the number of one-thousandths  of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right  immediately  prior to such event.  Each
Common Share that shall become  outstanding  after an  adjustment  has been made pursuant  to this  Section  11(n)  shall have  associated  with it the number of
Rights,  exercisable at the Exercise Price and for the number of one-thousandths of a Preferred Share (or shares of such other capital stock) as one Common Share has  associated  with it immediately  following the adjustment  made pursuant to this Section  11(n).  If an event occurs that would require an adjustment  under both this Section 11(n) and Section  11(a)(ii) hereof,  the adjustment  provided for in this  Section  11(n) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

     Section 12.  Certificate  of Adjusted  Exercise  Price or Number of Shares.
Whenever an  adjustment  is made as  provided in Sections 11 and 13 hereof,  the
Company shall promptly (a) prepare a certificate  setting forth such  adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights
Certificate in accordance with Section 26 hereof.  Notwithstanding the foregoing sentence,  the  failure of the Company to make such  certification  or give such notice shall not affect the validity

                                       20

of  such  adjustment  or the  force  or  effect  of  the  requirement  for  such adjustment.  The Rights  Agent shall be fully  protected  in relying on any such certificate and on any adjustment  contained  therein and shall not be deemed to have knowledge of such  adjustment  unless and until it shall have received such certificate.

     Section 13. Consolidation,  Merger or Sale or Transfer of Assets or Earning
Power.

          (a)  If, following a Triggering Event, directly or indirectly:

               (i) the Company shall  consolidate  with, or merge with and into, any other  Person  (other  than a  wholly-owned  Subsidiary  of the Company in a
transaction  the  principal   purpose  of  which  is  to  change  the  state  of
incorporation of the Company and that complies with Section 11(m) hereof);

               (ii) any Person shall consolidate with the Company, or merge with and into the  Company  and the  Company  shall be the  continuing  or  surviving corporation of such consolidation or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other person (or the Company); or

               (iii) the Company  shall sell or  otherwise  transfer  (or one or more of its  Subsidiaries  shall  sell or  otherwise  transfer),  in one or more transactions,  assets or earning power  aggregating 50% or more of the assets or earning  power of the  Company  and its  Subsidiaries  (taken as a whole) to any other  Person or Persons  (other  than the  Company or one or more of its wholly owned Subsidiaries in one or more transactions,  each of which individually (and together) complies with Section 11(m) hereof),

               then, concurrent with and in each such case,

               (A) each holder of a Right  (except as  provided in Section  7(e)
hereof) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the Total Exercise Price  applicable  immediately  prior to the occurrence  of the  Section  13  Event  in  accordance  with  the  terms of this
Agreement,   such  number  of  validly   authorized  and  issued,   fully  paid,
nonassessable  and freely  tradeable  Common Shares of the  Principal  Party (as hereinafter defined), free of any liens,  encumbrances,  rights of first refusal or other adverse  claims,  as shall be equal to the result  obtained by dividing such  Total  Exercise  Price by an amount  equal to fifty  percent  (50%) of the
Current Per Share Market Price of the Common Shares of such  Principal  Party on the date of consummation of such Section 13 Event,  provided,  however, that the
Exercise  Price  and the  number of Common  Shares  of such  Principal  Party so receivable  upon  exercise of a Right shall be subject to further  adjustment as appropriate in accordance with Section 11(e) hereof;

               (B) such  Principal  Party shall  thereafter  be liable for,  and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

                                       21

               (C) the term  "Company"  shall  thereafter  be deemed to refer to such  Principal  Party,  it being  specifically  intended that the provisions of
Section 11 hereof shall apply only to such Principal  Party  following the first occurrence of a Section 13 Event;

               (D) such Principal  Party shall take such steps  (including,  but not limited to, the reservation of a sufficient  number of its Common Shares) in connection with the  consummation of any such transaction as may be necessary to ensure that the provisions  hereof shall thereafter be applicable,  as nearly as reasonably may be, in relation to its Common Shares thereafter  deliverable upon the exercise of the Rights; and

               (E) upon the subsequent occurrence of any consolidation,  merger, sale or transfer of assets or other extraordinary transaction in respect of such
Principal Party,  each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Total  Exercise Price as provided in this Section 13(a), such cash, shares, rights,  warrants and other property that such holder would have been entitled to receive had such holder,  at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of such Right  pursuant to this Section  13(a),  and such Principal
Party  shall take such steps  (including,  but not limited  to,  reservation  of shares of stock) as may be  necessary to permit the  subsequent  exercise of the
Rights in  accordance  with the terms  hereof  for such  cash,  shares,  rights, warrants and other property.

               (F) For purposes  hereof,  the "earning power" of the Company and its  Subsidiaries  shall be determined  in good faith by the Company's  Board of
Directors on the basis of the operating income of each business  operated by the
Company and its Subsidiaries during the three fiscal years preceding the date of such  determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

          (b) For purposes of this Agreement,  the term "Principal  Party" shall mean:

               (i) in the case of any  transaction  described  in clause  (i) or
(ii)  of  Section  13(a)  hereof:  (A) the  Person  that  is the  issuer  of the securities  into  which  the  Common  Shares  are  converted  in such  merger or consolidation,  or, if there is more than one such issuer, the issuer the Common
Shares of which have the greatest aggregate market value of shares  outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger,  if such Person survives said merger,  or, if there is more than one such Person,  the Person the Common Shares of which have the greatest  aggregate market value of shares  outstanding or (y) if the Person that is the other party to the merger  does not survive  the  merger,  the Person that does  survive the merger  (including the Company if it survives) or (z) the Person  resulting from the consolidation; and

               (ii) in the case of any transaction  described in clause (iii) of
Section  13(a)  hereof,  the Person  that is the party  receiving  the  greatest portion of the assets or earning power transferred  pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or  transactions  receives  the same  portion of the assets or earning  power so transferred  and  each  such  portion  would,  were it not for the  other  equal portions,  constitute  the  greatest  portion of the assets or earning  power so transferred,  or if the Person

                                       22

receiving  the  greatest  portion  of the  assets  or  earning  power  cannot be determined,  whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding;

provided,  however,  that in any such case  described  in the  foregoing  clause
(b)(i) or (b)(ii),  if the Common  Shares of such Person are not at such time or have not been continuously  over the preceding  12-month period registered under
Section 12 of the Exchange  Act, then (1) if such Person is a direct or indirect
Subsidiary  of another  Person  the Common  Shares of which are and have been so registered,  the term "Principal Party" shall refer to such other Person, or (2)
if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of which are and have been so registered,  the term "Principal
Party" shall refer to  whichever of such Persons is the issuer of Common  Shares having the greatest aggregate market value of shares outstanding, or (3) if such
Person is owned,  directly or  indirectly,  by a joint venture  formed by two or more Persons that are not owned,  directly or indirectly by the same Person, the rules set forth in clauses  (1) and (2) above  shall apply to each of the owners having an interest in the  venture as if the Person  owned by the joint  venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ration as its interest in such Person bears to the total of such interests.

          (c) The Company shall not  consummate  any Section 13 Event unless the
Principal Party shall have a sufficient  number of authorized Common Shares that have not been issued or reserved  for issuance to permit the exercise in full of the Rights in  accordance  with this  Section 13 and unless  prior  thereto  the
Company and such issuer shall have  executed and delivered to the Rights Agent a
supplemental   agreement  confirming  that  such  Principal  Party  shall,  upon consummation of such Section 13 Event,  assume this Agreement in accordance with
Sections 13(a) and 13(b) hereof,  that all rights of first refusal or preemptive rights in respect of the issuance of Common Shares of such Principal  Party upon exercise  of  outstanding  Rights  have been  waived,  that there are no rights,
warrants,   instruments   or  securities   outstanding   or  any  agreements  or
arrangements  that, as a result of the consummation of such  transaction,  would eliminate or substantially  diminish the benefits intended to be afforded by the
Rights and that such transaction shall not result in a default by such Principal
Party under this Agreement,  and further  providing that, as soon as practicable after the date of such Section 13 Event, such Principal Party will:

               (i)  prepare  and  file  a  registration   statement   under  the
Securities  Act with respect to the Rights and the securities  purchasable  upon exercise of the Rights on an  appropriate  form,  use its best  efforts to cause such  registration  statement to become  effective as soon as practicable  after such filing and use its best  efforts to cause such  registration  statement  to remain effective (with a prospectus at all times meeting the requirements of the
Securities Act) until the Expiration  Date, and similarly comply with applicable state securities laws;

               (ii) use its best  efforts to list (or  continue  the listing of)
the Rights  and the  securities  purchasable  upon  exercise  of the Rights on a national  securities  exchange  or to  meet  the  eligibility  requirements  for quotation  on Nasdaq and list (or  continue  the  listing of) the Rights and the securities purchasable upon exercise of the Rights on Nasdaq;

               (iii) obtain all necessary regulatory approvals; and

                                       23

               (iv)  deliver  to  holders  of the  Rights  historical  financial statements  for such  Principal  Party  that  comply  in all  respects  with the requirements  for  registration  on Form 10 (or any  successor  form)  under the
Exchange Act.

     If at any time after the  occurrence  of a Triggering  Event some or all of the Rights shall not have been exercised at the time of a transaction  described in this Section 13, the Rights that have not  theretofore  been exercised  shall thereafter be  exercisable  in the manner  described in Section  13(a)  (without taking into account any prior adjustment required by Section 11(a)(ii)).

          (d) If the "Principal  Party" for purposes of Section 13(b) hereof has
provision  in  any  of  its   authorized   securities  or  in  its  articles  of
incorporation  or by-laws or other instrument  governing its corporate  affairs, which  provision  would have the effect of (i) causing such  Principal  Party to issue  (other  than to holders of Rights  pursuant  to  Section 13  hereof),  in connection with, or as a consequence of, the consummation of a Section 13 Event,
Common Shares or Equivalent Shares of such Principal Party at less than the then
Current  Per Share  Market  Price  thereof or  securities  exercisable  for,  or convertible  into, Common Shares or Equivalent Shares of such Principal Party at less than such then Current Per Share Market  Price,  or (ii)  providing for any special payment, tax or similar provision in connection with the issuance of the
Common Shares of such  Principal  Party pursuant to the provisions of Section 13 hereof,  then,  in such  event,  the Company  hereby  agrees with each holder of
Rights that it shall not  consummate any such  transaction  unless prior thereto the Company and such  Principal  Party shall have  executed and delivered to the
Rights Agent a supplemental  agreement  providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized  securities shall be redeemed,  so that the applicable provision will have no effect in connection  with or as a consequence  of, the  consummation of the proposed transaction.

          (e) The  Company  covenants  and agrees that it shall not, at any time after the Distribution  Date, effect or permit to occur any Section 13 Event, if
(i) at the time or immediately after such Section 13 Event there are any rights, warrants or other instruments or securities  outstanding or agreements in effect that would  substantially  diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to,  simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes,  or would  constitute,  the  "Principal  Party" for purposes of Section 13(b) hereof shall have received a distribution of Rights  previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of  organization of the Principal Party would preclude or limit the exercisability of the Rights.

          (f) The  provisions  of this  Section  13  shall  similarly  apply  to successive mergers or consolidations or sales or other transfers.

     Section 14. Fractional Rights and Fractional Shares.

          (a) The Company shall not be required to issue  fractions of Rights or to distribute Rights  Certificates that evidence  fractional  Rights. In lieu of such  fractional  Rights,  there shall be paid to the registered  holders of the
Rights  Certificates with regard to which such fractional Rights would otherwise be issuable,  an amount in cash equal to the same fraction of the current market value of a whole  Right.  For the purposes of this  Section  14(a),  the current

                                       24

market  value of a whole Right shall be the closing  price of the Rights for the
Trading Day immediately  prior to the date on which such fractional Rights would have been otherwise  issuable,  as determined pursuant to the second sentence of
Section 1(j) hereof.

          (b) The Company shall not be required to issue  fractions of Preferred
Shares (other than fractions that are integral  multiples of one  one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute  certificates that  evidence  fractional  Preferred  Shares  (other  than  fractions  that are integral  multiples of one  one-thousandth of a Preferred  Share).  Interests in fractions of Preferred Shares in integral  multiples of one  one-thousandth of a
Preferred Share may, at the election of the Company,  be evidenced by depository receipts,  pursuant  to an  appropriate  agreement  between  the  Company  and a depository selected by it; provided,  that such agreement shall provide that the holders of such  depository  receipts shall have all the rights,  privileges and preferences  to which they are entitled as  beneficial  owners of the  Preferred
Shares represented by such depository receipts.  In lieu of fractional Preferred
Shares that are not  integral  multiples  of one  one-thousandth  of a Preferred
Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Preferred Share. For purposes of this Section 14(b),  the current  market value of a Preferred  Share shall be
(x) one  thousand  multiplied  by (y) the  closing  price of a Common  Share (as determined  pursuant  to the second  sentence  of Section  1(j)  hereof) for the
Trading Day immediately prior to the date of such exercise.

          (c) The Company  shall not be required  to issue  fractions  of Common
Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights.  In lieu of such  fractional  Common Shares, the Company shall pay to the registered  holders of Rights  Certificates  at the time such Rights are exercised as herein provided an amount in cash equal to the same  fraction of the current  market value of a Common  Share.  For purposes of this  Section  14(c),  the current  market  value of a Common Share shall be the closing price of a Common Share (as determined  pursuant to the second  sentence of Section  1(j)  hereof) for the Trading Day  immediately  prior to the date of such exercise.

          (d) The  holder of a Right by the  acceptance  of the Right  expressly waives  his or her right to  receive  any  fractional  Rights or any  fractional shares (other than fractions that are integral  multiples of one  one-thousandth of a Preferred Share) upon exercise of a Right.

     Section  15.  Rights of  Action.  All  rights of action in  respect of this
Agreement,  excepting the rights of action given to the Rights Agent pursuant to
Section 18 hereof, are vested in the respective registered holders of the Rights
Certificates (and, prior to the Distribution Date, the registered holders of the
Common Shares);  and any registered holder of any Rights  Certificate (or, prior to the  Distribution  Date,  of the Common  Shares),  without the consent of the
Rights Agent or of the holder of any other Rights  Certificate (or, prior to the
Distribution Date, of the Common Shares),  may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or  proceeding  against the Company to enforce,  or otherwise act in respect of, his or her right to exercise the Rights evidenced by such Rights  Certificate in the manner provided in such Rights  Certificate  and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically  acknowledged that the holders of Rights would not have an adequate remedy at law for any

                                       25

breach of this  Agreement  and will be entitled to specific  performance  of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

     Section  16.  Agreement  of Rights  Holders.  Every  holder of a Right,  by accepting  the same,  consents  and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the  Distribution  Date, the Rights will be  transferable only in connection with the transfer of the Common Shares;

          (b)  after  the  Distribution   Date,  the  Rights   Certificates  are
transferable  only on the registry  books of the Rights Agent if  surrendered at the  principal  office  or  offices  of the  Rights  Agent  designated  for such purposes,  duly endorsed or accompanied  by a proper  instrument of transfer and with the appropriate forms and certificates fully executed; and

          (c)  subject to  Sections  6(a) and 7(f)  hereof,  the Company and the
Rights Agent may deem and treat the person in whose name the Rights  Certificate
(or, prior to the Distribution  Date, the associated Common Shares  certificate)
is registered as the absolute owner thereof and of the Rights evidenced  thereby
(notwithstanding   any   notations   of  ownership  or  writing  on  the  Rights
Certificates or the associated  Common Shares  certificate  made by anyone other than the Company or the Rights Agent) for all purposes  whatsoever,  and neither the  Company  nor the  Rights  Agent  shall be  affected  by any  notice  to the contrary.

     Section 17. Rights  Certificate  Holder Not a  Stockholder.  No holder,  as such, of any Rights  Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the Preferred  Shares or any other securities  of the Company  that may at any time be issuable on the  exercise of the Rights  represented  thereby,  nor shall anything contained herein or in any
Rights  Certificate  be  construed  to  confer  upon the  holder  of any  Rights
Certificate,  as such,  any of the rights of a stockholder of the Company or any right to vote for the  election of  directors  or upon any matter  submitted  to stockholders  at any  meeting  thereof,  or to give or  withhold  consent to any corporate  action,  or to receive notice of meetings or other actions  affecting stockholders  (except as  specifically  provided  in Section 25  hereof),  or to receive  dividends or  subscription  rights,  or  otherwise,  until the Right or
Rights  evidenced  by such  Rights  Certificate  shall  have been  exercised  in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent.

          (a)  The  Company  agrees  to  pay  to  the  Rights  Agent  reasonable compensation  for all services  rendered by it hereunder and, from time to time, on demand of the Rights  Agent,  its  reasonable  expenses  and counsel fees and other  disbursements  incurred  in the  administration  and  execution  of  this
Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless  against, any loss, liability or expense, incurred without gross negligence,  bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this
Agreement,  including  the costs and expenses of

                                       26

defending  against any claim of liability in the premises.  In no event will the
Rights Agent be liable for special,  indirect,  incidental or consequential loss or damage of any kind whatsoever.

          (b) The Rights Agent shall be  protected  and shall incur no liability for, or in respect of any action taken,  suffered or omitted by it in connection with,  its  administration  of  this  Agreement  in  reliance  upon  any  Rights
Certificate  or  certificate  for the  Preferred  Shares or Common Shares or for
other securities of the Company,  instrument of assignment or transfer, power of
attorney,   endorsement,   affidavit,   letter,  notice,   direction,   consent,
certificate,  statement or other paper or document  reasonably believed by it to be  genuine  and to be  signed,  executed  and,  where  necessary,  verified  or acknowledged,  by the proper Person or Persons,  or otherwise upon the advice of counsel as set forth in Section 20 hereof.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent.

          (a) Any  corporation  into  which the  Rights  Agent or any  successor
Rights  Agent  may be  merged  or  with  which  it may be  consolidated,  or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor  Rights Agent, shall be the  successor  to the Rights  Agent under this  Agreement  without the execution  or filing of any paper or any  further  act on the part of any of the parties hereto;  provided,  however, that such corporation would be eligible for appointment  as a  successor  Rights  Agent under the  provisions  of Section 21 hereof.  If at the time such successor  Rights Agent shall succeed to the agency created  by this  Agreement,  any of the  Rights  Certificates  shall  have been countersigned  but not delivered,  any such successor Rights Agent may adopt the countersignature  of the  predecessor  Rights  Agent  and  deliver  such  Rights
Certificates  so  countersigned;   and  if  at  that  time  any  of  the  Rights
Certificates shall not have been  countersigned,  any successor Rights Agent may countersign  such  Rights  Certificates  either  in the name of the  predecessor
Rights Agent or in the name of the successor Rights Agent; and in all such cases such  Rights  Certificates  shall  have the full  force  provided  in the Rights
Certificates and in this Agreement.

          (b) If at any time the name of the Rights  Agent  shall be changed and at such time any of the Rights  Certificates  shall have been  countersigned but not delivered,  the Rights Agent may adopt the countersignature  under its prior name and deliver Rights  Certificates so countersigned;  and if at that time any of the Rights Certificates shall not have been  countersigned,  the Rights Agent may  countersign  such  Rights  Certificates  either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     Section 20. Duties of Rights Agent.  The Rights Agent undertakes the duties and  obligations  imposed  by  this  Agreement  upon  the  following  terms  and conditions,  by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal  counsel (who may be legal counsel  for the  Company),  and the opinion of such  counsel  shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                                       27

          (b) Whenever in the performance of its duties under this Agreement the
Rights  Agent  shall  deem it  necessary  or  desirable  that any fact or matter
(including,  without  limitation,  the identity of any Acquiring  Person and the determination of Current Per Share Market Price) be proved or established by the
Company prior to taking or suffering any action  hereunder,  such fact or matter
(unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively  proved and established by a certificate  signed by any  one  of the  Chairman  of the  Board,  the  Chief  Executive  Officer,  the
President, any Vice President, the Chief Financial Officer, the Secretary or any
Assistant  Secretary of the Company and delivered to the Rights Agent;  and such certificate shall be full authorization to the Rights Agent for any action taken or  suffered  in good  faith by it under the  provisions  of this  Agreement  in reliance upon such certificate.

          (c) The Rights Agent shall be liable  hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

          (d) The  Rights  Agent  shall not be liable for or by reason of any of the statements of fact or recitals  contained in this Agreement or in the Rights
Certificates (except its countersignature  thereof) or be required to verify the same, but all such  statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not be under any  responsibility in respect of the validity of this  Agreement or the execution and delivery  hereof (except the due  execution  hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature  thereof);  nor shall it be  responsible  for any  breach  by the  Company  of any  covenant  or condition contained in this Agreement or in any Rights Certificate; nor shall it be  responsible  for any  change  in the  exercisability  of the  Rights  or any adjustment in the terms of the Rights  (including  the manner,  method or amount thereof)  provided for in Sections 3, 11, 13, 23 or 24, or the  ascertaining  of the existence of facts that would require any such change or adjustment  (except with respect to the exercise of Rights  evidenced by Rights  Certificates  after receipt by the Rights Agent of a  certificate  furnished  pursuant to Section 12 describing  such change or  adjustment);  nor shall it by any act  hereunder  be deemed  to make  any  representation  or  warranty  as to the  authorization  or reservation of any Preferred  Shares to be issued  pursuant to this Agreement or any Rights  Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute,  acknowledge and deliver or cause to be performed, executed,  acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying  out or  performing  by the Rights Agent of the provisions of this Agreement.

          (g) The  Rights  Agent is hereby  authorized  and  directed  to accept instructions  with respect to the  performance of its duties  hereunder from any one of the Chairman of the Board,  the Chief Executive  Officer,  the President,
any Vice President,  the Chief Financial Officer, the Secretary or any Assistant
Secretary  of the  Company,  and  to  apply  to  such  officers  for  advice  or instructions in connection  with its duties,  and it shall not be liable for any action taken or suffered by it in good faith in accordance with  instructions of
any  such  officer  or  for  any  delay  in  acting  while   waiting  for  those
instructions.  Any application by the Rights Agent for

                                       28

written  instructions  from the Company may, at the option of the Rights  Agent, set forth in writing  any action  proposed  to be taken or omitted by the Rights
Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission  shall be effective.  The Rights Agent shall not be  liable  for any  action  taken by,  or  omission  of,  the  Rights  Agent in accordance with a proposal included in any such application on or after the date specified  in such  application  (which  date  shall  not be less  than five (5)
Business  Days  after  the date on which any  officer  of the  Company  actually receives  such  application,  unless any such  officer  shall have  consented in writing  to an earlier  date)  unless,  prior to taking any such  action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          (h)  The  Rights  Agent  and any  stockholder,  director,  officer  or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the  Company  may be  interested,  or  contract  with or lend money to the
Company or otherwise  act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights  Agent may  execute and  exercise  any of the rights or powers hereby vested in it or perform any duty hereunder  either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the  Company  resulting  from any such  act,  default, neglect or misconduct,  provided  reasonable care was exercised in the selection and continued employment thereof.

          (j) No provision of this  Agreement  shall require the Rights Agent to expend or risk its own funds or otherwise  incur any financial  liability in the performance  of any of its duties  hereunder or in the exercise of its rights if there shall be reasonable  grounds for believing that repayment of such funds or adequate  indemnification  against  such  risk or  liability  is not  reasonably assured to it.

          (k) If,  with  respect to any Rights  Certificate  surrendered  to the
Rights Agent for exercise or transfer,  the certificate  attached to the form of assignment  or form of election to purchase,  as the case may be, has either not been  completed  or  indicates  an  affirmative  response  to  clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

     Section  21.  Change of Rights  Agent.  The Rights  Agent or any  successor
Rights Agent may resign and be discharged  from its duties under this  Agreement upon  thirty  (30) days'  notice in writing  mailed to the  Company  and to each transfer  agent of the  Preferred  Shares and the Common Shares by registered or certified  mail,  and to the holders of the Rights  Certificates  by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days'  notice in writing,  mailed to the Rights  Agent or  successor
Rights Agent,  as the case may be, and to each  transfer  agent of the Preferred
Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become  incapable of acting,  the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such

                                       29

appointment  within a period of thirty  (30) days  after  giving  notice of such removal  or  after  it has been  notified  in  writing  of such  resignation  or incapacity by the resigning or incapacitated  Rights Agent or by the holder of a
Rights  Certificate  (who  shall,  with such  notice,  submit  his or her Rights
Certificate  for inspection by the Company),  then the registered  holder of any
Rights  Certificate  may apply to any court of  competent  jurisdiction  for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court,  shall be a  corporation  organized and doing business  under the laws of the  United  States  or of any  state of the  United
States,  in good  standing,  that is  authorized  under  such  laws to  exercise corporate trust or stockholder  services powers and is subject to supervision or examination  by  federal  or  state  authority  and  that has at the time of its appointment  as Rights  Agent a combined  capital  and  surplus of at least $100 million. After appointment,  the successor Rights Agent shall be vested with the same powers,  rights,  duties and  responsibilities as if it had been originally named as Rights Agent without  further act or deed; but the  predecessor  Rights
Agent shall deliver and transfer to the  successor  Rights Agent any property at the time held by it  hereunder,  and execute and deliver any further  assurance, conveyance,  act or deed necessary for the purpose. Not later than the effective date of any such  appointment,  the Company shall file notice thereof in writing with the  predecessor  Rights  Agent and each  transfer  agent of the  Preferred
Shares  and the  Common  Shares,  and mail a notice  thereof  in  writing to the registered  holders  of the  Rights  Certificates.  Failure  to give any  notice provided  for in this  Section 21,  however,  or any defect  therein,  shall not affect the  legality  or validity  of the  resignation  or removal of the Rights
Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22. Issuance of New Rights Certificates. Notwithstanding any of the
provisions of this Agreement or of the Rights to the contrary,  the Company may, at its option,  issue new Rights Certificates  evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property  purchasable  under the Rights  Certificates made in accordance with the provisions of this Agreement.  In addition,  in connection with the issuance or sale of  Common  Shares  following  the  Distribution  Date and  prior to the redemption or expiration of the Rights,  the Company (a) shall,  with respect to
Common  Shares so issued or sold  pursuant to the  exercise of stock  options or under any employee  plan or  arrangement  or upon the  exercise,  conversion  or exchange of other  securities of the Company  outstanding  at the date hereof or upon the exercise,  conversion or exchange of securities  hereinafter  issued by the Company and (b) may, in any other case, if deemed  necessary or  appropriate by the Board of Directors of the Company, issue Rights Certificates representing the  appropriate  number of Rights in  connection  with such  issuance  or sale;
provided,  however, that (i) no such Rights Certificate shall be issued and this sentence  shall be null and void ab initio  if,  and to the  extent  that,  such issuance  or this  sentence  would  create a  significant  risk of or  result in material  adverse  tax  consequences  to the  Company or the Person to whom such
Rights  Certificate  would be issued or would  create a  significant  risk of or result in such options' or employee plans' or  arrangements'  failing to qualify
for  otherwise   available  special  tax  treatment  and  (ii)  no  such  Rights
Certificate shall be issued if, and to the extent that,  appropriate  adjustment shall otherwise have been made in lieu of the issuance thereof.

                                       30

     Section 23. Redemption.

          (a) The Company  may, at its option and with the approval of the Board of  Directors,  at any time prior to the Close of Business on the earlier of (i)
the fifth day following the Shares  Acquisition  Date (or such later date as may be  determined  by action  of the  Company's  Board of  Directors  and  publicly announced by the Company) and (ii) the Final Expiration Date, redeem all but not less than all the then  outstanding  Rights at a redemption  price of $0.001 per
Right,  appropriately  adjusted to reflect any stock  split,  stock  dividend or similar transaction occurring after the date hereof (such redemption price being herein  referred  to as the  "Redemption  Price")  and the  Company  may, at its
option,  pay the Redemption  Price either in Common Shares (based on the Current
Per  Share  Market  Price  thereof  at the time of  redemption)  or  cash.  Such redemption  of the Rights by the Company may be made  effective at such time, on such  basis  and with such  conditions  as the  Board of  Directors  in its sole discretion  may  establish.  The date on which the Board of Directors  elects to make the redemption effective shall be referred to as the "Redemption Date."

          (b)  Immediately  upon the  action  of the Board of  Directors  of the
Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights  Agent,  and without  any  further  action and without any notice,  the right to  exercise  the Rights  will  terminate  and the only right thereafter  of the holders of Rights shall be to receive the  Redemption  Price.
The Company shall promptly give public notice of any such redemption;  provided, however,  that the failure to give,  or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after the action of the Board of Directors  ordering the redemption of the Rights, the Company shall give notice of such  redemption  to the Rights Agent and the holders of the then outstanding  Rights by  mailing  such  notice to all such  holders at their last addresses as they appear upon the  registry  books of the Rights Agent or, prior to the  Distribution  Date, on the registry  books of the transfer agent for the
Common Shares.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption  will state the method by which the payment of the  Redemption  Price will be made.  Neither the Company nor any of its  Affiliates or Associates  may
redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other  than in  connection  with the  purchase  of  Common  Shares  prior to the
Distribution Date.

     Section 24. Exchange.

          (a) Subject to applicable laws, rules and regulations,  and subject to subsection 24(c) below,  the Company may, at its option,  by action of the Board of Directors,  at any time after the occurrence of a Triggering Event,  exchange all or part of the then  outstanding  and  exercisable  Rights  (which shall not include  Rights that have become void pursuant to the provisions of Section 7(e)
hereof) for Common  Shares at an exchange  ratio of one Common  Share per Right, appropriately  adjusted to reflect any stock  split,  stock  dividend or similar
transaction   occurring  after  the  date  hereof  (such  exchange  ratio  being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors  shall not be  empowered  to effect such  exchange at any time after any Person  (other than the Company,  any  Subsidiary of the Company, any employee benefit plan of the Company or any such  Subsidiary,  or any entity holding  Common Shares for or pursuant to the terms of any such plan),  together

                                       31

with all Affiliates and Associates of such Person,  becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

          (b) Immediately upon the action of the Board of Directors ordering the exchange  of any Rights  pursuant  to  subsection  24(a) of this  Section 24 and without any further  action and without any notice,  the right to exercise  such
Rights shall terminate and the only right  thereafter of a holder of such Rights shall be to receive  that  number of Common  Shares  equal to the number of such
Rights held by such holder  multiplied by the Exchange Ratio.  The Company shall give public notice of any such exchange;  provided, however, that the failure to give,  or any defect in,  such  notice  shall not  affect the  validity  of such exchange.  The  Company  shall mail a notice of any such  exchange to all of the holders of such Rights at their last  addresses as they appear upon the registry books of the  Rights  Agent.  Any  notice  that is mailed in the  manner  herein provided shall be deemed given,  whether or not the holder  receives the notice.
Each such notice of exchange  will state the method by which the exchange of the
Common  Shares for Rights  will be  effected  and,  in the event of any  partial exchange,  the number of Rights that will be  exchanged.  Any  partial  exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) If there  shall not be  sufficient  Common  Shares  issued but not outstanding  or  authorized  but  unissued  to permit any  exchange of Rights as contemplated  in accordance  with Section  24(a),  the Company shall either take such  action as may be  necessary  to  authorize  additional  Common  Shares for issuance  upon  exchange  of the  Rights or  alternatively,  at the  option of a majority of the Board of  Directors,  with respect to each Right (i) pay cash in an amount  equal to the  Current  Value  (as  hereinafter  defined),  in lieu of issuing  Common  Shares  in  exchange  therefor,  or (ii)  issue  debt or equity securities or a combination thereof,  having a value equal to the Current Value, in lieu of issuing  Common  Shares in exchange  for each such  Right,  where the value  of  such  securities  shall  be  determined  by a  nationally  recognized investment banking firm selected by majority vote of the Board of Directors,  or
(iii)  deliver any  combination  of cash,  property,  Common Shares and/or other securities having a value equal to the Current Value in exchange for each Right.
For  purposes  of this  Section  24(c) only,  the  Current  Value shall mean the product of the Current Per Share  Market  Price of Common  Shares on the date of the occurrence of the event described above in subparagraph  (a),  multiplied by the number of Common Shares for which the Right  otherwise would be exchangeable if there  were  sufficient  shares  available.  To the extent  that the  Company determines that some action need be taken pursuant to clauses (i), (ii) or (iii)
of this  Section  24(c),  the Board of  Directors  may  temporarily  suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the event described in Section 24(a) shall have occurred, in order to seek any  authorization  of  additional  Common  Shares  and/or to decide the appropriate  form of distribution to be made pursuant to the above provision and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement  stating that the exercisability of the Rights has been temporarily suspended.

          (d) The Company  shall not be required  to issue  fractions  of Common
Shares or to distribute  certificates that evidence fractional Common Shares. In lieu of such  fractional  Common  Shares,  there shall be paid to the registered holders of the Rights  Certificates  with regard to which such fractional Common
Shares would otherwise be issuable, an amount in cash

                                       32

equal to the same  fraction of the current  market value of a whole Common Share
(as determined pursuant to the second sentence of Section 1(j) hereof).

          (e) The Company may, at its option,  by majority  vote of the Board of
Directors,  at any time  before  any  Person  has  become an  Acquiring  Person, exchange all or part of the then outstanding  Rights for rights of substantially equivalent  value, as determined  reasonably and with good faith by the Board of
Directors based upon the advice of one or more nationally  recognized investment banking firms.

          (f) Immediately upon the action of the Board of Directors ordering the exchange  of any Rights  pursuant  to  subsection  24(e) of this  Section 24 and without any further  action and without any notice,  the right to exercise  such
Rights shall terminate and the only right  thereafter of a holder of such Rights shall be to  receive  that  number of rights in  exchange  therefor  as has been determined by the Board of Directors in accordance with subsection  24(e) above.
The Company shall give public notice of any such  exchange;  provided,  however, that the failure to give,  or any defect in,  such  notice  shall not affect the validity of such exchange.  The Company shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry  books of the transfer  agent for the Common Shares of the Company.
Any notice that is mailed in the manner herein  provided  shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Rights will be effected.

     Section 25. Notice of Certain Events.

          (a) If the  Company  shall  propose  to  effect or permit to occur any
Triggering  Event or Section 13 Event,  the Company shall give notice thereof to each holder of Rights in accordance  with Section 26 hereof at least twenty (20)
days prior to occurrence of such Triggering Event or such Section 13 Event.

          (b) If any Triggering Event or Section 13 Event shall occur,  then, in any such case, the Company shall as soon as practicable  thereafter give to each holder of a Rights  Certificate,  in accordance with Section 26 hereof, a notice of the  occurrence  of  such  event,  that  shall  specify  the  event  and  the consequences  of the event to holders of Rights under Sections  11(a)(ii) and 13 hereof.

     Section 26. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights  Certificate to or on the Company  shall be  sufficiently  given or made if sent by  first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                       Energy West, Incorporated
                                       1 First Avenue South
                                       Great Falls, Montana 59401
                                       Attention:  Corporate Secretary

                                       with a copy to:

                                       33

                                       Blackwell Sanders Peper Martin, LLP
                                       2300 Main Street, Suite 1000
                                       Kansas City, Missouri 64108
                                       Attention:  Robin Foster

     Subject  to the  provisions  of  Section  21  hereof,  any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights  Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail,  postage prepaid,  addressed (until another address is filed in writing with the Company) as follows:

                                       Computershare Trust Company, Inc.
                                       350 Indiana Street, Suite 800
                                       Golden, Colorado 80401
                                       Attention:  Kellie Gwinn, Vice President

Notices  or  demands  authorized  by this  Agreement  to be given or made by the
Company or the Rights  Agent to the  holder of any Rights  Certificate  shall be sufficiently  given  or  made  if sent by  first-class  mail,  postage  prepaid, addressed  to such holder at the address of such holder as shown on the registry books of the Company.

     Section  27.  Supplements  and  Amendments.  Prior to the  occurrence  of a
Distribution  Date,  the Company may  supplement or amend this  Agreement in any respect  without  the  approval  of any  holders of Rights and the Rights  Agent shall, if the Company so directs, execute such supplement or amendment. From and after the  occurrence of a  Distribution  Date, the Company and the Rights Agent
may from time to time supplement or amend this Agreement without the approval of any  holders  of  Rights in order to (i) cure any  ambiguity,  (ii)  correct  or supplement any provision  contained herein that may be defective or inconsistent with any other  provisions  herein,  (iii)  shorten or lengthen  any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem  necessary or desirable  and that shall not  adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person);  provided, this Agreement may not be  supplemented  or amended to  lengthen,  pursuant to clause (iii) of this sentence,  (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then  redeemable  or (B) any other time period unless such  lengthening is for the purpose of protecting,  enhancing or clarifying the rights  of,  and/or  the  benefits  to, the  holders  of Rights  (other  than an
Acquiring Person or an Affiliate or Associate of an Acquiring Person).  Upon the
delivery of a certificate from an appropriate officer of the Company that states that the proposed  supplement  or amendment is in  compliance  with the terms of this Section 27, the Rights Agent shall  execute such  supplement  or amendment.
Prior to the Distribution  Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

     Section 28. Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                                       34

     Section 29. Determinations and Actions by the Board of Directors,  etc. For
all purposes of this  Agreement,  any calculation of the number of Common Shares outstanding at any particular  time,  including for purposes of determining  the particular  percentage of such outstanding  Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule
13d-3(d)(1)(i)  of the General Rules and Regulations under the Exchange Act. The
Board of Directors of the Company shall have the  exclusive  power and authority to administer this Agreement and to exercise all rights and powers  specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement,  including,  without limitation, the right and power (i) to interpret  the  provisions  of this  Agreement and (ii) to make all determinations  deemed  necessary or advisable  for the  administration  of this
Agreement  (including a  determination  to redeem or not redeem the Rights or to amend  the  Agreement).  All such  actions,  calculations,  interpretations  and determinations  (including, for purposes of clause (y) below, all omissions with respect  to the  foregoing)  that are done or made by the  Board in good  faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties and (y) not subject the
Board to any liability to the holders of the Rights.

     Section 30. Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered  holders of the Rights  Certificates  (and, prior to the Distribution
Date, the Common Shares) any legal or equitable right,  remedy or claim pursuant to this  Agreement;  but this  Agreement  shall  be for the  sole and  exclusive benefit of the  Company,  the  Rights  Agent and the  registered  holders of the
Rights Certificates (and, prior to the Distribution Date, the Common Shares).

     Section 31. Severability.  If any term, provision,  covenant or restriction of this  Agreement  is  held  by a court  of  competent  jurisdiction  or  other authority  to be invalid,  void or  unenforceable,  the  remainder of the terms, provisions,  covenants and  restrictions  of this Agreement shall remain in full force and  effect  and shall in no way be  affected,  impaired  or  invalidated;
provided,  however,  that  notwithstanding  anything  in this  Agreement  to the contrary, if any such term,  provision,  covenant or restriction is held by such court  or  authority  to be  invalid,  void or  unenforceable  and the  Board of
Directors of the Company determines in its good faith judgment that severing the invalid  language  from this  Agreement  would  adversely  affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be  reinstated  and shall not expire  until the Close of  Business  on the tenth day following the date of such determination by the Board of Directors.

     Section 32.  Governing  Law. This  Agreement and each Right and each Rights
Certificate  issued  hereunder  shall be deemed to be a contract  made under the laws of the State of  Montana  and for all  purposes  shall be  governed  by and construed in accordance  with the laws of such State  applicable to contracts to be made and performed entirely within such State.

     Section 33.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and all such counterparts shall together constitute but one and the same instrument.

                                       35

     Section  34.  Descriptive  Headings.  Descriptive  headings  of the several
Sections of this  Agreement  are  inserted  for  convenience  only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the day and year first above written.

"COMPANY"                              ENERGY WEST, INCORPORATED

                                       By:      /s/ John C. Allen
                                          --------------------------------------
                                       Name:   John C. Allen
                                       Title:  Interim President and
                                               Chief Executive Officer

"RIGHTS AGENT"                         COMPUTERSHARE TRUST COMPANY, INC.

                                       By:     /s/ Kellie Gwinn
                                          --------------------------------------
                                       Name:   Kellie Gwinn
                                       Title:  Vice President

                                       COMPUTERSHARE TRUST COMPANY, INC.

                                       By:    /s/  Theresa Henshaw
                                          --------------------------------------
                                       Name:  Theresa Henshaw
                                       Title: Trust Officer - Operations Manager

                                       36

                                    EXHIBIT A

                 TERMS OF SERIES A PARTICIPATING PREFERRED STOCK

     Section 1.  Designation  and  Amount.  The shares of such  series  shall be
designated  as  "SERIES  A   PARTICIPATING   PREFERRED   STOCK."  The  Series  A
Participating Preferred Stock shall have a par value of $0.15 per share, and the number of shares constituting such series shall be 3,500.

     Section 2.  Proportional  Adjustment.  If the Corporation shall at any time after the  issuance of any share or shares of Series A  Participating  Preferred
Stock (i)  declare  any  dividend on Common  Stock of the  Corporation  ("Common
Stock") payable in shares of Common Stock, (ii) subdivide the outstanding Common
Stock or (iii)  combine the  outstanding  Common Stock into a smaller  number of shares,  then in each such case the Corporation  shall  simultaneously  effect a proportional  adjustment  to the  number  of  outstanding  shares  of  Series  A
Participating Preferred Stock.

     Section 3. Dividends and Distributions.

          (a)  Subject  to the prior and  superior  right of the  holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock shall be entitled to receive when,  as and if  declared  by the  Board  of  Directors  out of  funds  legally available for the purpose,  quarterly  dividends payable in cash on the last day of  February,  May,  August  and  November  in each year  (each  such date being referred to herein as a "Quarterly  Dividend  Payment Date"),  commencing on the first  Quarterly  Dividend  Payment Date after the first  issuance of a share or fraction of a share of Series A Participating  Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash  dividends,  and 1,000 times the  aggregate  per share amount
(payable in kind) of all non-cash dividends or other  distributions other than a dividend  payable in shares of Common Stock or a subdivision of the  outstanding shares of Common  Stock (by  reclassification  or  otherwise),  declared  on the
Common Stock since the immediately  preceding  Quarterly  Dividend Payment Date, or, with respect to the first Quarterly  Dividend  Payment Date, since the first issuance of any share or fraction of a share of Series A Participating Preferred
Stock.

          (b) The  Corporation  shall declare a dividend or  distribution on the
Series A  Participating  Preferred  Stock as  provided  in  paragraph  (a) above immediately  after it declares a dividend or  distribution  on the Common  Stock
(other than a dividend payable in shares of Common Stock).

          (c) Dividends shall begin to accrue on outstanding  shares of Series A
Participating  Preferred  Stock from the  Quarterly  Dividend  Payment Date next preceding the date of issue of such shares of Series A  Participating  Preferred
Stock,  unless the date of issue of such  shares is prior to the record date for the first  Quarterly  Dividend  Payment  Date,  in which case  dividends on such shares  shall begin to accrue from the date of issue of such  shares,  or unless the date of issue is a Quarterly  Dividend  Payment  Date or is a date after the record date for the

determination  of holders of shares of Series A  Participating  Preferred  Stock entitled to receive a quarterly  dividend  and before  such  Quarterly  Dividend
Payment  Date,  in either of which events such  dividends  shall begin to accrue from such Quarterly  Dividend  Payment Date.  Accrued but unpaid dividends shall not bear  interest.  Dividends  paid on the  shares  of  Series A  Participating
Preferred Stock in an amount less than the total amount of such dividends at the time  accrued  and  payable  on such  shares  shall be  allocated  pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of
Directors  may fix a record date for the  determination  of holders of shares of
Series A Participating Preferred Stock entitled to receive payment of a dividend or  distribution  declared  thereon,  which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     Section 4. Voting Rights.  The holders of shares of Series A  Participating
Preferred Stock shall have the following voting rights:

          (a) Each share of Series A Participating Preferred Stock shall entitle the holder  thereof to 1,000  votes on all  matters  submitted  to a vote of the stockholders of the Corporation.

          (b) Except as  otherwise  provided  herein or by law,  the  holders of shares of Series A  Participating  Preferred  Stock and the holders of shares of
Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (c) Except as required by law,  the holders of Series A  Participating
Preferred  Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of
Common Stock as set forth herein) for taking any corporate action.

     Section 5. Certain Restrictions.

          (a) The  Corporation  shall not  declare  any  dividend  on,  make any distribution  on, or redeem or purchase or otherwise  acquire for  consideration any shares of Common Stock after the first  issuance of a share or fraction of a share of Series A Participating Preferred Stock unless concurrently therewith it shall  declare a  dividend  on the  Series A  Participating  Preferred  Stock as
required by Section 3 hereof.

          (b) Whenever  quarterly  dividends or other dividends or distributions payable on the Series A  Participating  Preferred Stock as provided in Section 3 are in  arrears,  thereafter  and until all  accrued  and unpaid  dividends  and distributions,  whether  or not  declared,  on shares of Series A  Participating
Preferred Stock  outstanding shall have been paid in full, the Corporation shall not:

               (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking  junior  (either as to dividends  or upon  liquidation,  dissolution  or winding up) to the Series A Participating Preferred Stock;

               (ii) declare or pay dividends on, or make any other distributions on any shares of stock  ranking  on a parity  (either  as to  dividends  or upon liquidation,  dissolution  or

                                       2

winding up) with the Series A Participating  Preferred  Stock,  except dividends paid ratably on the Series A  Participating  Preferred Stock and all such parity stock on which  dividends  are payable or in arrears in  proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise  acquire for  consideration shares  of any  stock  ranking  on a  parity  (either  as to  dividends  or upon liquidation,  dissolution  or  winding  up)  with  the  Series  A  Participating
Preferred Stock, provided that the Corporation may at any time redeem,  purchase or otherwise  acquire  shares of any such parity stock in exchange for shares of any stock of the  Corporation  ranking  junior  (either as to  dividends or upon dissolution,  liquidation or winding up) to the Series A Participating Preferred
Stock;

               (iv) purchase or otherwise  acquire for  consideration any shares of Series A Participating  Preferred  Stock, or any shares of stock ranking on a parity with the Series A  Participating  Preferred  Stock,  except in accordance with a purchase  offer made in writing or by  publication  (as determined by the
Board of  Directors)  to all holders of such shares upon such terms as the Board of Directors,  after  consideration of the respective  annual dividend rates and other relative  rights and  preferences  of the  respective  series and classes, shall determine in good faith will result in fair and equitable  treatment among the respective series or classes.

          (c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise  acquire for  consideration  any shares of stock of the
Corporation unless the Corporation could, under paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.

     Section  6.  Reacquired  Shares.  Any  shares  of  Series  A  Participating
Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.
All such shares shall upon their  cancellation  become  authorized  but unissued shares  of  Preferred  Stock  and may be  reissued  as part of a new  series  of
Preferred  Stock to be  created by  resolution  or  resolutions  of the Board of
Directors,  subject to the  conditions  and  restrictions  on issuance set forth herein and in the Articles of Incorporation, as then amended.

     Section 7.  Liquidation,  Dissolution or Winding Up. Upon any  liquidation, dissolution or winding up of the Corporation,  the holders of shares of Series A
Participating  Preferred Stock shall be entitled to receive an aggregate  amount per share equal to 1,000 times the aggregate  amount to be distributed per share to holders of shares of Common  Stock plus an amount  equal to any  accrued  and unpaid dividends on such shares of Series A Participating Preferred Stock.

     Section 8. Consolidation,  Merger, etc. If the Corporation shall enter into any consolidation,  merger, combination or other transaction in which the shares of Common Stock are  exchanged  for or changed  into other stock or  securities, cash  and/or  any other  property,  then in any such case the shares of Series A
Participating  Preferred Stock shall at the same time be similarly  exchanged or changed  in an amount per share  equal to 1,000  times the  aggregate  amount of stock, securities, cash and/or any other property (payable in kind), as the case may be,  into  which or for which  each  share of  Common  Stock is  changed  or exchanged.

                                       3

     Section 9. No Redemption.  The shares of Series A  Participating  Preferred
Stock shall not be redeemable.

     Section 10. Ranking. The Series A Participating  Preferred Stock shall rank junior  to all  other  series  of the  Corporation's  Preferred  Stock as to the payment of dividends  and the  distribution  of assets,  unless the terms of any such series shall provide otherwise.

     Section 11.  Amendment.  The Articles of  Incorporation  of the Corporation
shall not be further amended in any manner that would materially alter or change the powers, preference or special rights of the Series A Participating Preferred
Stock so as to affect them adversely without the affirmative vote of the holders of a majority  of the  outstanding  shares of Series A  Participating  Preferred
Stock, voting separately as a series.

     Section 12. Fractional Shares.  Series A Participating  Preferred Stock may
be issued in fractions of a share that shall  entitle the holder,  in proportion
to  such  holder's  fractional  shares,  to  exercise  voting  rights,   receive
dividends,  participate  in  distributions  and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

                                       4

                                    EXHIBIT B

                           FORM OF RIGHTS CERTIFICATE

Certificate No. R- _________                                   __________ Rights

     NOT  EXERCISABLE  AFTER THE EARLIER OF (i) JUNE 3, 2014, (ii) THE DATE
     TERMINATED BY THE COMPANY OR (iii) THE DATE THE COMPANY  EXCHANGES THE
     RIGHTS  PURSUANT  TO THE RIGHTS  AGREEMENT.  THE RIGHTS ARE SUBJECT TO
     REDEMPTION,  AT THE OPTION OF THE COMPANY,  AT $0.001 PER RIGHT ON THE
     TERMS SET FORTH IN THE RIGHTS AGREEMENT.  UNDER CERTAIN CIRCUMSTANCES,
     RIGHTS  BENEFICIALLY  OWNED BY AN ACQUIRING  PERSON OR AN AFFILIATE OR
     ASSOCIATE  OF AN  ACQUIRING  PERSON (AS SUCH TERMS ARE  DEFINED IN THE
     RIGHTS  AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME
     NULL AND VOID. [THE RIGHTS  REPRESENTED BY THIS RIGHTS CERTIFICATE ARE
     OR WERE BENEFICIALLY  OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING
     PERSON OR AN AFFILIATE  OR  ASSOCIATE OF AN ACQUIRING  PERSON (AS SUCH
     TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).  ACCORDINGLY,  THIS RIGHTS
     CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID
     IN  THE  CIRCUMSTANCES  SPECIFIED  IN  SECTION  7(e)  OF  SUCH  RIGHTS
     AGREEMENT.]*

                               RIGHTS CERTIFICATE

                            ENERGY WEST, INCORPORATED

     This certifies that ______________________________,  or registered assigns, is the registered  owner of the number of Rights set forth above,  each of which entitles the owner thereof,  subject to the terms,  provisions and conditions of the Rights Agreement dated as of June 3, 2004, (the "Rights Agreement"), between
Energy  West,  Incorporated,  a Montana  public  utility  (the  "Company"),  and
Computershare  Trust Company,  Inc. (the "Rights  Agent"),  to purchase from the
Company at any time after the Distribution  Date (as such term is defined in the
Rights  Agreement) and prior to 5:00 P.M., New York time, on June 3, 2014 at the office of the Rights Agent designated for such purpose,  or at the office of its successor  as Rights  Agent,  one  one-thousandth  (1/1,000) of a fully paid and non-assessable share of Series A Participating  Preferred Stock, par value $0.15 per share (the  "Preferred  Shares"),  of the Company,  at an Exercise  Price of
Twenty-Four  Dollars  ($24.00)  per  one-thousandth  of a  Preferred  Share (the
"Exercise  Price"),  upon presentation and surrender of this Rights  Certificate with the Form of Election to Purchase and related Certificate duly executed. The number  of  Rights  evidenced  by this  Rights  Certificate  (and the  number of one-thousandths of a Preferred Share that may be purchased upon exercise hereof)
set forth above are the number and Exercise

--------------
     * The portion of the legend in bracket shall be inserted only if applicable and shall replace the preceding sentence.

Price as of June 3, 2004 based on the Preferred  Shares as  constituted  at such date. As provided in the Rights Agreement, the Exercise Price and the number and kind of Preferred  Shares or other  securities  that may be  purchased  upon the exercise  of the Rights  evidenced  by this  Rights  Certificate  are subject to modification and adjustment upon the happening of certain events.

     This  Rights  Certificate  is subject to all of the terms,  provisions  and conditions of the Rights Agreement,  which terms,  provisions and conditions are hereby  incorporated  herein by  reference  and made a part  hereof and to which
Rights Agreement  reference is hereby made for a full description of the rights, limitations  of rights,  obligations,  duties and  immunities  hereunder  of the
Rights  Agent,  the Company and the  holders of the Rights  Certificates,  which limitations of rights include the temporary  suspension of the exercisability of such Rights under the specific  circumstances set forth in the Rights Agreement.
Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent.

     Subject to the provisions of the Rights Agreement,  the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company,  at its option, at a redemption  price of $0.001 per Right or (ii) may be exchanged by the Company in whole or in part for Common  Shares,  substantially  equivalent  rights or other consideration as determined by the Company.

     This Rights Certificate,  with or without other Rights  Certificates,  upon surrender at the office of the Rights Agent designated for such purpose,  may be exchanged for another Rights  Certificate or Rights  Certificates  of like tenor and date  evidencing  Rights  entitling the holder to purchase a like  aggregate amount of securities as the Rights evidenced by the Rights Certificate or Rights
Certificates  surrendered  shall have entitled such holder to purchase.  If this
Rights  Certificate  shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights  Certificates for the number of whole Rights not exercised.

     No fractional  portion of less than one one-thousandth of a Preferred Share will be issued upon the exercise of any Right or Rights  evidenced hereby but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive  dividends  or be deemed for any  purpose  the  holder of the  Preferred
Shares  or of any  other  securities  of the  Company  that  may at any  time be issuable on the  exercise  hereof,  nor shall  anything  contained in the Rights
Agreement or herein be construed to confer upon the holder hereof,  as such, any of the  rights  of a  stockholder  of the  Company  or any right to vote for the election  of  directors  or upon any matter  submitted  to  stockholders  at any meeting thereof,  or to give or withhold consent to any corporate  action, or to receive notice of meetings or other actions  affecting  stockholders  (except as provided  in the Rights  Agreement),  or to receive  dividends  or  subscription rights,  or  otherwise,  until  the  Right or Rights  evidenced  by this  Rights
Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights  Certificate  shall not be valid or obligatory  for any purpose until it shall have been countersigned by the Rights Agent.

                                       2

     WITNESS the facsimile  signature of the proper  officers of the Company and its corporate seal. Dated as of _______________, _____.

ATTEST:                                Energy West, Incorporated

                                       By:
-----------------------------------       --------------------------------------
Secretary                              Name:
                                       Title:

Countersigned:

Computershare Trust Company, Inc.,
as Rights Agent

By:
   --------------------------------
Name:
Title:

                                       3

                   FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE
                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate)

     FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto

________________________________________________________________________________
                  (Please print name and address of transferee)

________________________________________________________________________________
this Rights  Certificate,  together with all right,  title and interest therein, and does hereby  irrevocably  constitute and appoint  __________________________
Attorney,  to  transfer  the  within  Rights  Certificate  on the  books  of the within-named Company, with full power of substitution.

Dated:____________________, 20____

                                        ________________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by an "Eligible Guarantor  Institution" (with membership in an approved  signature  guarantee  medallion  program) pursuant to
Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

                                       4

                                   CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, or an
Affiliate  or  Associate  of any such  Person (as such terms are  defined in the
Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it
[ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any  Person  who is,  was or  subsequently  became  an  Acquiring  Person  or an
Affiliate or Associate of any such Person.

Dated:____________________, 20____

                                        ________________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by an "Eligible Guarantor  Institution" (with membership in an approved  signature  guarantee  medallion  program) pursuant to
Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

                                       5

             FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE -- CONTINUED

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                        exercise the Rights Certificate)

To:___________________________

          The    undersigned    hereby    irrevocably    elects   to    exercise
______________________ Rights represented by this Rights Certificate to purchase the number of one-thousandths of a Preferred Share issuable upon the exercise of such Rights and requests that certificates for such number of one-thousandths of a Preferred Share issued in the name of:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

If such number of Rights  shall not be all the Rights  evidenced  by this Rights
Certificate,  a new Rights  Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Dated:____________________, 20____

                                        ________________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by an "Eligible Guarantor  Institution" (with membership in an approved  signature  guarantee  medallion  program) pursuant to
Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

                                       6

                                   CERTIFICATE

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights  evidenced  by this Rights  Certificate  [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an  Affiliate  or Associate of any such Person (as such terms are defined in the
Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned,  it [ ]
did [ ] did not acquire the Rights evidenced by this Rights Certificate from any
Person who is, was or subsequently became an Acquiring Person or an Affiliate or
Associate of any such Person.

Dated:____________________, 20____

                                        ________________________________________
                                        Signature

Signature Guaranteed:

     Signatures must be guaranteed by an "Eligible Guarantor  Institution" (with membership in an approved  signature  guarantee  medallion  program) pursuant to
Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

                                       7

             FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE -- CONTINUED

                                     NOTICE

     The  signature in the  foregoing  Forms of  Assignment  and  Election  must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                       8

                                    EXHIBIT C

                             STOCKHOLDER RIGHTS PLAN
                            ENERGY WEST, INCORPORATED

                                SUMMARY OF RIGHTS

DISTRIBUTION AND       The Board of Directors  has declared a dividend of one Right
TRANSFER OF RIGHTS;    for each share of Common Stock of Energy West,  Incorporated
RIGHTS CERTIFICATE:    (the "Company") outstanding.  Prior to the Distribution Date referred to below, the Rights will be evidenced by and trade with  the  certificates  for the  Common  Stock.  After  the
                       Distribution Date, the Company will mail Rights certificates to the  Company's  stockholders  and the Rights  will become transferable apart from the Common Stock

DISTRIBUTION DATE:     Rights  will  separate  from the  Common  Stock  and  become exercisable  following (a) the tenth day (or such later date as may be determined  by the  Company's  Board of Directors)
                       after a person or group acquires beneficial ownership of 15%
                       or more of the  Company's  Common Stock or (b) the tenth day
                       (or such later date as may be  determined  by the  Company's
                       Board of  Directors)  after a person  or group  announces  a tender or exchange  offer,  the  consummation of which would result in  ownership  by a person or group of 15% or more of the Company's Common Stock.

PREFERRED STOCK        After the  Distribution  Date,  each Right will  entitle the
PURCHASABLE UPON       holder to purchase  for $24.00  (the  "Exercise  Price"),  a
EXERCISE OF RIGHTS:    fraction of a share of the  Company's  Preferred  Stock with economic terms similar to that of one share of the Company's
                       Common Stock.

FLIP-IN:               If an acquirer (an "Acquiring  Person")  obtains 15% or more of the Company's  Common Stock,  then each Right (other than
                       Rights owned by an Acquiring  Person or its affiliates) will entitle the holder  thereof to  purchase,  for the  Exercise
                       Price,  a number  of shares of the  Company's  Common  Stock having a  then-current  market  value of twice the  Exercise
                       Price.

FLIP-OVER:             If,  after an  Acquiring  Person  obtains 15% or more of the
                       Company's  Common Stock, (a) the Company merges into another entity,  (b) an acquiring  entity merges into the Company or
                       (c) the Company sells more than 50% of the Company's  assets or earning  power,  then each Right (other than Rights owned by an Acquiring  Person or its affiliates)  will entitle the holder thereof to purchase, for the Exercise Price, a number of shares  of Common  Stock of the  person  engaging  in the transaction  having a then current market value of twice the
                       Exercise Price.

EXCHANGE               At any time  after  the date on  which an  Acquiring  Person
PROVISION:             obtains 15% or more of the Company's  Common Stock and prior to the  acquisition  by the  Acquiring  Person of 50% of the outstanding  Common  Stock,  a  majority  of  the  Board  of
                       Directors  and the Board of  Directors  of the  Company  may
                       exchange  the  Rights   (other  than  Rights  owned  by  the
                       Acquiring  Person or its  affiliates),  in whole or in part, for shares of Common  Stock of the  Company  at an  exchange ratio of one share of Common  Stock  per Right  (subject  to adjustment).

REDEMPTION OF THE      Rights will be redeemable at the Company's option for $0.001
RIGHTS:                per  Right at any time on or prior to the fifth day (or such later date as may be determined  by the  Company's  Board of
                       Directors)  after  public  announcement  that a  Person  has
                       acquired  beneficial   ownership  of  15%  or  more  of  the
                       Company's Common Stock (the "Shares Acquisition Date").

EXPIRATION OF THE      The  Rights  expire on  the  earliest of (a) June 3, 2014 or
RIGHTS:                (b) exchange or redemption of the Rights as described above.

AMENDMENT OF           The terms of the  Rights  and the  Rights  Agreement  may be
TERMS OF RIGHTS:       amended in any  respect  without  the  consent of the Rights holders on or prior to the  Distribution  Date;  thereafter, the terms of the  Rights  and the  Rights  Agreement  may be amended  without the consent of the Rights  holders in order to  cure  any  ambiguities  or to make  changes  that do not adversely affect the interests of Rights holders (other than the Acquiring Person).

VOTING RIGHTS:         Rights will not have any voting rights.

ANTI-DILUTION          Rights   will  have  the   benefit  of   certain   customary
PROVISIONS:            anti-dilution provisions.

TAXES:                 The Rights  distribution  should not be taxable  for federal income  tax  purposes.  However,  following  an  event  that renders the Rights  exercisable  or upon  redemption  of the
                       Rights, stockholders may recognize taxable income.

The foregoing is a summary of certain principal terms of the Stockholder  Rights
Plan only and is qualified in its entirety by reference to the  Preferred  Stock
Rights Agreement dated as of June 3, 2004 between the Company and  Computershare
Trust  Company,  Inc.,  as Rights  Agent (the  "Rights  Agreement").  The Rights
Agreement  may be amended from time to time.  A copy of the Rights  Agreement is available free of charge from the Company.

                                       2